High-trigger loss-absorbing additional tier 1 capital

instrument
Exhibit 4.20
Issuer
UBS Group AG
ISIN
CH1325807860
Issue Date
21.02.2024
Currency
SGD
Nominal (million)
650
Interest Rate
5.750%
1
Maturity Date
perpetual
First Call Date
21.08.2029
1
Rate subject to change after first call date.

10280098139-v7 59 70-41069801
TERMS AND CONDITIONS OF THE NOTES
The terms and conditions of the Tier 1 Capital Notes issued by UBS Group

AG are as follows:
1.
DEFINITIONS
"
5-Year

SORA OIS

Rate
" means

the offered

rate for

the semi-annual

fixed leg

of a

Singapore
Overnight Rate Average

Overnight Indexed Swap for a term of five years.
" Acquiror
"

has

the

meaning

assigned

to

such

term

in

subclause

(e)(iv)

of

Condition

9
( Conversion ).
"
Additional

Amounts
"

has

the

meaning

assigned

to

such

term

in

clause

(b)

of

Condition

11
( Taxation ).
"
Additional

Tier

1

Capital
"

means,

at

any

time,

any

item

that

qualifies

as

additional

tier

1
capital ( zusätzliches Kernkapital ) under National Regulations at such time.
"
Adjustment

Spread
"

means,

with

respect

to

any

Alternative

Benchmark

Rate

determined

in
accordance

with

the

provisions

of

clause

(c)

of

Condition

5

(
Interest
),

a

spread

(which

may

be
positive

or

negative),

or

a formula

or methodology

for

calculating

such

a

spread,

applied to

such
Alternative Benchmark

Rate in order

to reduce or

eliminate, to the

extent reasonably practicable

in
the circumstances,

any

economic prejudice

or benefit

(as applicable)

to Holders

as a

result

of the
replacement of the Existing Benchmark Rate with such Alternative Benchmark

Rate.
"
Affected

Reset

Interest

Period
" has

the meaning

assigned

to such

term in

subclause

(c)(i) of
Condition 5 ( Interest ).
" Agency Agreement
" means the Agency Agreement dated as

of the Issue Date, among the Issuer,
the Principal

Paying Agent,

the Calculation

Agent and

the other

agents from

time to

time party
thereto, as amended, supplemented or otherwise modified from time to time.
" Agents
" means the

Principal Paying Agent,

any other Paying

Agent, the Calculation

Agent, any
other agent from

time to time

appointed pursuant

to the terms

of the Agency

Agreement, and the
Settlement Agent.
"
Alternative

Benchmark

Rate
"

has

the

meaning

assigned

to

such

term

in

subclause

(c)(i)

of
Condition 5 ( Interest ).
"
Alternative

Loss

Absorption

Date
"

has

the

meaning

assigned

to

such

term

in

clause

(e)

of
Condition 7 (
Trigger Event and Viability

Event
).
"
Alternative

Reference

Rate

Page
"

has

the

meaning

assigned

to

such

term

in

subclause
(c)(v)(A) of Condition 5 ( Interest ).
"
Alternative

Relevant

Time
" has

the meaning

assigned

to such

term in

subclause (c)(v)(A)

of
Condition 5 ( Interest ).
"
Approved

Entity
"

has

the

meaning

assigned

to

such

term

in

subclause

(e)(v)

of

Condition

9
( Conversion ).
"
Articles of

Association
" has the

meaning given to

it in clause (f)

of Condition 7

(
Trigger Event
and Viability Event ).
" Auditor
"

means

the

accounting

firm

(i)

appointed

by

the

Board

of

Directors

of

the

Group
Holding

Company

or

the

shareholders

of

the

Group

Holding

Company,

as

the

case

may

be,

to
provide,

among

other

things,

audit

and/or

review

opinions

on

the

Group

Holding

Company's
financial

statements,

and

(ii)

approved

by

FINMA

in

accordance

with

the

Financial

Market
Supervisory Act ( Finanzmarktaufsichtsgesetz ) of 22 June 2007, as amended from time to time.
" Authorised Signatories " means any two authorised officers of the Issuer signing jointly.

10280098139-v7 60 70-41069801
"
Balance Sheet

Date
" means

(i) with

respect to

any Ordinary

Publication Date,

the cut-off

date
for

the measurement

of

the CET1

Ratio

in the

Quarterly Financial

Accounts

published

on such
Ordinary

Publication Date,

and (ii)

with respect

to any

Extraordinary Publication

Date, the

cut-
off

date

for

the

Reviewed

Interim

Measurement

published

upon

the

instruction

of

FINMA

on
such Extraordinary Publication Date.
"
Bankruptcy

Event
"

means

any

of

the

following

events

with

respect

to

the

Issuer:

(i)

the
adjudication of

bankruptcy (
Konkurseröffnung
) pursuant

to articles 171,

189, 190,

191 or 192

of
the

DEBA,

(ii)

the

opening

of

restructuring

proceedings

(
Sanierungsverfahren
)

pursuant

to
articles 28

to 32

of the

FBA or

pursuant

to any

successor or

analogous Swiss

law or

regulation
applicable

to

bank

holding

companies

in

Switzerland

such

as

UBS

Group

AG

(any

such
proceedings, "
Restructuring

Proceedings
"), and/or

(iii) the

ordering of

liquidation proceedings
( Liquidation
) pursuant to articles 33

to 37g of the FBA or

pursuant to any successor

or analogous
Swiss law or regulation applicable

to bank holding companies in Switzerland

such as UBS Group
AG; provided , however
, that

none of

the following

will constitute

a Bankruptcy

Event: (x)

mere
debt collection proceedings ( Betreibungsverfahren ) pursuant to article 38 et seq. of the DEBA,
(y)

proceedings

in connection

with a

freezing

order

(
Arrestverfahren
) pursuant

to article

271
et
seq.
of the

DEBA, and/or

(z) the

ordering of

protective measures

(
Schutzmassnahmen ) pursuant
to

article

26

of

the

FBA

or

pursuant

to

any

successor

or

analogous

Swiss

law

or

regulation
applicable

to

bank

holding

companies

in

Switzerland

such

as

UBS

Group

AG

(any

such
measures, "
Protective

Measures
"), including,

in the

case of

each of

subclauses (x),

(y) and

(z),
any steps (other than any

steps described in clauses (i)

through (iii) of this definition)

taken under
or in connection therewith.
"
BIS

Regulations
"

means,

at

any

time,

the

capital

adequacy

standards

and

guidelines
promulgated

by

the

Basel

Committee

on

Banking

Supervision,

as

implemented

by

FINMA

in
Switzerland at such time.
"
BIS Risk

Weighted

Assets
" means, as

of any Balance Sheet

Date, the aggregate

amount, in the
Presentation

Currency,

of

risk-weighted

assets

of

the

Group

as

of

such

Balance

Sheet

Date,

as
determined

by

the

Group

Holding

Company

pursuant

to

the

BIS

Regulations

applicable

to

the
Group

Holding

Company

as

of

such

Balance

Sheet

Date,

and

as

(i)

disclosed

in

the

Quarterly
Financial Accounts

published on

the relevant

Ordinary Publication

Date or

(ii) may be

disclosed
as a component

of the Reviewed Interim

Measurement published upon

the instruction of FINMA
on

the

relevant

Extraordinary

Publication

Date,

as

applicable.

For

the

avoidance

of

doubt,

the
term "
risk-weighted

assets
" as

used in

this definition

has the

meaning assigned

to such

term in
the BIS Regulations in effect as of the relevant Balance Sheet Date.
"
Business

Day
"

means

a

day

(other

than

a

Saturday

or

a Sunday)

on which

commercial

banks
and

foreign

exchange

markets

settle

payments

and

are

open

for

general

business

(including,
without limitation,

dealing in foreign

exchange and foreign

currency deposits)

in (i) for

purposes
of

the

definitions

of the

terms "Extraordinary

Publication

Date",

"Higher-Trigger

Amount"

and
"Ordinary Publication Date", Zurich, and (ii) otherwise, Singapore and Zurich.
"
Calculation

Agent
"

means

UBS

AG,

in

its

capacity

as

calculation

agent

for

the

Notes,

and
includes any

successor calculation

agent for the

Notes appointed in

accordance with

the terms of
the Agency Agreement.
" Calculation Amount " means SGD 250,000.
"
Capital

Adequacy

Ordinance
" means

the Swiss

Ordinance

concerning Capital

Adequacy and
Risk

Diversification

for

Banks

and

Securities

Firms

of

1

June

2012,

as

amended

from

time

to
time, or any successor Swiss law or regulation.
" Cash Distribution
" means any

dividend or distribution

in respect of the

Ordinary Shares that

is
to

be

paid

or

made

to

Shareholders

as

a

class

in

cash

(in

whatever

currency)

and

however
described

and

whether

payable

out

of

share

premium

account,

profits,

retained

earnings

or

any
other

capital

or

revenue

reserve

or

account,

and

including

any

cash

distribution

or

payment

to
Shareholders

upon or

in connection

with a

reduction of

capital. For

the avoidance

of doubt,

the
term

"Cash

Distribution"

does

not

include

consideration

paid

or

any

other

payments

made

by
UBS Group AG

10280098139-v7 61 70-41069801
or any

of its

affiliates

in connection

with the

repurchase

of Ordinary

Shares in

connection with
any share buyback programme.
" CET1 Capital
" means, as of

any Balance Sheet Date,

the aggregate amount, in

the Presentation
Currency,

of items

that constitute

common equity

tier 1

capital of

the Group

as of

such Balance
Sheet Date,

less any

deductions from

common equity

tier 1

capital required

to be

made, in

each
case as determined by the Group Holding Company pursuant to the BIS Regulations applicable to
the Group Holding

Company as of such

Balance Sheet Date, and

as (i) disclosed in

the Quarterly
Financial Accounts

published on

the relevant

Ordinary Publication

Date or

(ii) may be

disclosed
as a component

of the Reviewed Interim

Measurement published upon

the instruction of FINMA
on the relevant Extraordinary Publication Date, as applicable. For the avoidance of doubt, the term
"
common equity

tier 1

capital
" as used in

this definition has the

meaning assigned to

such term
in the BIS Regulations in effect as of the relevant Balance Sheet Date.
" CET1 Ratio
" means, as

of any Balance

Sheet Date, the

CET1 Capital as

of such Balance

Sheet
Date,

divided

by

the

BIS Risk

Weighted

Assets

as

of

such

Balance

Sheet

Date,

expressed

as a
percentage, such ratio (or the components thereof) as determined by the Group Holding Company,
and

(i)

as

disclosed

in

the

Quarterly

Financial

Accounts

published

on

the

relevant

Ordinary
Publication

Date

or

(ii)

constituting

(or

as

disclosed

in)

the

Reviewed

Interim

Measurement
published

upon

the

instruction

of

FINMA

on

the

relevant

Extraordinary

Publication

Date,

as
applicable.
"Compliant

Securities"
means

securities

issued

by

UBS

Group

AG

or

any

of

its

subsidiaries
that

have

economic

terms

not

materially

less

favourable

to

a

Holder

than

these

Terms

and
Conditions (as reasonably determined by the Issuer), provided that:
(a)
such

securities

(A)

include

terms

that

provide

for

the

same

interest

rate

and

principal
from

time

to

time

applying

to

the

Notes,

(B)

rank
pari

passu
with

the

Notes

and

(C)
preserve any existing rights under these Terms

and Conditions to any accrued and unpaid
interest that has not been satisfied;
(b)
where such securities

are issued by

a subsidiary of

UBS Group AG, UBS

Group AG has
irrevocably

and

unconditionally

guaranteed

to

the

holders

of

such

securities,

on

a
subordinated

basis

corresponding
mutatis

mutandis
to

Condition

4

(
Status

and
Subordination
), the

due

and

punctual

payment

of all

amounts due

and

payable

by such
subsidiary

under,

or

in

respect

of,

such

securities

pursuant

to

article

111

of

the

Swiss
Code;
(c)
where the

Notes that

have been

substituted or

amended were

listed immediately

prior to
their

substitution

or

amendment,

such

securities

are

listed

on

(A)

the

SIX

Swiss
Exchange

or

(B)

such

other

internationally

recognised

stock

exchange

selected

by

the
Issuer; and
(d)
where

the

Notes

that

have

been

substituted

or

amended

were

rated

by

a

rating

agency
immediately

prior

to

such

substitution

or

amendment,

each

such

rating

agency

has
ascribed,

or announced

its intention

to ascribe

and publish,

an equal

or higher

rating to
such securities.
"
Contingent

Write-down
" means

the events

described in

clauses (a)

through (c)

of Condition

8
( Contingent Write-down ).
" Conversion
"

has

the

meaning

given

to

it

in

clause

(a)

of

Condition

9

(
Conversion
),

and
"convert" and "converted" shall be construed accordingly.
"
Conversion

Capital
"

means

conversion

capital

(
Wandlungskapital
)

within

the

meaning

of

the
FBA.
"
Conversion Capital

Availability

Event
" has

the meaning

given to

it in clause

(f) of

Condition
7 (
Trigger Event and Viability

Event
).
"
Conversion

Date
" means,

with respect

to any

Conversion, the

Trigger

Event Conversion

Date
or the Viability Event Conversion

Date, as applicable.

10280098139-v7 62 70-41069801
"
Conversion

Event
"

means

a

Trigger

Event

in

respect

of

which

the

relevant

Trigger

Event
Notice

is

a

Trigger

Event

Conversion

Notice

or

a

Viability

Event

that

occurs

on

or

after

a
Conversion Capital Availability

Event.
"
Conversion

Price
" means

SGD 33.30,

subject to

any adjustment

in accordance

with clause

(d)
of Condition 9 ( Conversion ).
"
Current Market

Price
" means, in

respect of an Ordinary

Share at a particular

date, the average
of

the

daily

Volume

Weighted

Average

Price

of

an

Ordinary

Share

on

each

of

the

five
consecutive dealing days (or,

for the purposes of subclause (d)(i)(D) of Condition 9 (
Conversion ),
10

consecutive

dealing

days) ending

on the

dealing day

immediately

preceding

such date

(such
period,

the

"
Reference

Period
"), provided
that,

if

at

any

time

during

the

Reference

Period

the
Volume

Weighted

Average

Price shall

have been

based on

a price

ex-dividend

(or ex-any

other
entitlement) and

during some

other part

of the

Reference Period

the Volume

Weighted

Average
Price shall have been based on a price cum-dividend (or cum- any other entitlement), then:
(a)
if

the

Ordinary

Shares

to

be

issued

and

delivered

do

not

rank

for

the

dividend

(or
entitlement) in

question, the

Volume

Weighted

Average

Price on the

dates on which

the
Ordinary

Shares

were

based

on

a

price

cum-dividend

(or

cum-

any

other

entitlement)
shall, for the

purposes of this

definition, be deemed

to be the

amount thereof

reduced by
an

amount

equal

to

the

Fair

Market

Value

of

any

such

dividend

or

entitlement

per
Ordinary

Share as

at the

date of

first public

announcement relating

to such

dividend

or
entitlement,

in

any

such

case,

determined

on

a

gross

basis

and

disregarding

any
withholding or

deduction required

to be made

for or on

account of tax,

and disregarding
any associated tax credit; or
(b)
if

the

Ordinary

Shares

to

be

issued

and

delivered

do

rank

for

the

dividend

(or
entitlement) in

question, the Volume

Weighted

Average

Price on the

dates on which

the
Ordinary Shares

were based

on a

price ex-dividend

(or ex-

any other

entitlement) shall,
for the

purposes of

this definition,

be deemed

to be

the amount

thereof increased

by an
amount equal to

the Fair Market Value

of any such dividend

or entitlement per

Ordinary
Share

as

at

the

date

of

first

public

announcement

relating

to

such

dividend

or
entitlement,

in

any

such

case,

determined

on

a

gross

basis

and

disregarding

any
withholding or

deduction required

to be made

for or on

account of tax,

and disregarding
any associated tax credit;
and provided , further
that, if

on each

of the

five dealing

days (or,

for the

purposes of

subclause
(d)(i)(D) of

Condition 9

(
Conversion
), the

10 dealing

days) in

the Reference

Period the

Volume
Weighted

Average

Price

was

based

on

a

price

cum-dividend

(or

cum-any

other

entitlement)

in
respect of a

dividend (or other

entitlement) that has

been declared or

announced but the

Ordinary
Shares to be issued and

delivered do not rank for

that dividend (or other entitlement),

the Volume
Weighted

Average

Price

on

each

of

such

dates

shall,

for

the

purposes

of

this

definition,

be
deemed

to

be

the amount

thereof

reduced

by an

amount

equal

to

the

Fair

Market

Value

of

any
such

dividend

or

entitlement

per

Ordinary

Share

as

at

the

date

of

first

public

announcement
relating

to

such

dividend

or

entitlement,

in

any

such

case,

determined

on

a

gross

basis

and
disregarding

any

withholding

or

deduction

required

to

be

made

for

or

on

account

of

tax,

and
disregarding any associated tax credit;
and provided , further
that,

if

the

Volume

Weighted

Average

Price

of

an

Ordinary

Share

is

not
available on

one or

more of

the five

dealing days

(or,

for the

purposes of

subclause (d)(i)(D)

of
Condition

9

(
Conversion
),

the

10

dealing

days)

in

the

Reference

Period

(disregarding

for

this
purpose

the

proviso

to

the

definition

of

Volume

Weighted

Average

Price),

then

the

average

of
such

Volume

Weighted

Average

Prices

that

are available

in the

Reference

Period

shall be

used
(subject

to

a

minimum

of

two

such

prices)

and

if

only

one,

or

no,

such

Volume

Weighted
Average

Price is available

in the Reference

Period, the

Current Market Price

shall be determined
by an Independent Adviser.
" Day Count Fraction
" means,

in respect of any period, the number of days from (and including)
the first day of such period to (but excluding) the last day of such period, divided by 365.
" dealing day
" means a day on

which the Relevant Stock

Exchange or relevant stock

exchange or
securities market is open for business and on which Ordinary Shares or other securities, options,

10280098139-v7 63 70-41069801
warrants

or

other

rights

(as

the

case

may

be)

may

be

dealt

in

(other

than

a

day

on

which

the
Relevant Stock

Exchange or relevant

stock exchange or

securities market is

scheduled to or

does
close prior to its regular weekday closing time).
" DEBA
"

means

the

Swiss Federal

Debt Enforcement

and Bankruptcy

Act

of 11

April 1889,

as
amended from time to time.
"
Distributable

Items
"

means,

in

respect

of any

Interest

Payment

Date,

the

aggregate

of (i)

net
profits

carried forward

and (ii)

freely

distributable reserves,

in each

case, less

any

amounts that
must

be

contributed

to

legal

reserves

under

applicable

law,

all

in

UBS

Group

AG's

reporting
currency and as appearing in the Relevant Accounts.
" EEA Regulated Market " means a market as defined by Article 4.1(21) of Directive 2014/65/EU of the European Parliament and of the Council on markets on financial instruments.
" Event of Default
" has the meaning assigned to

such term in clause (a) of Condition 13 (
Events of
Default ).
"
Exempt

Reorganisation
" means

a Reorganisation

where, immediately

after completion

of the
relevant proceedings,

the ordinary shares

or units or

equivalent of

Newco (or

depositary or

other
receipts or certificates representing ordinary shares or units or equivalent of Newco) are
(i) admitted

to trading

on the

Relevant Stock

Exchange

or (ii)

admitted

to listing

on such

other
Recognised Stock Exchange as UBS Group AG or Newco may determine.
"
Existing Benchmark

Rate
" has the meaning

assigned to such term

in clause (c) of

Condition 5
( Interest ).
" Existing Shareholders
" has the meaning assigned to such term in the definition of the term
"Reorganisation".
"
Extraordinary

Distribution
"

means

any

Cash

Distribution

(i)

that

is

expressly

declared

by
UBS

Group

AG

to

be

an

extraordinary

or

special

dividend

or

an

extraordinary

or

special
distribution

to

Shareholders

as a

class

or

any

analogous

or similar

term,

and

(ii)

the

amount

of
which exceeds

the arithmetic

average of

the ordinary

dividend per

Ordinary Share

paid by

UBS
Group

AG

in

the

three

most

recently

preceding

calendar

years

(each

such

ordinary

dividend
translated, if

necessary,

into the

currency in

which the

applicable Cash

Distribution is

expressed
at the Prevailing Rate on the date on which such ordinary dividend was paid) by more than 25 per
cent.
"
Extraordinary

Publication

Date
"

means

the

Business

Day

on

which

a

Reviewed

Interim
Measurement is

published upon

the instruction

of FINMA, after

FINMA has determined

that the
conditions for issuing

a Trigger Event

Notice in accordance with

Condition 7 (
Trigger Event

and
Viability Event)

have been met.
"
Extraordinary

Trigger

Event

Notice

Date
"

has

the

meaning

assigned

to

such

term

in
subclause (b)(i) of Condition 7 (
Trigger Event and Viability

Event
).
"
Fair

Market Value
" means,

with respect

to any

property on

any date

(the "
Relevant
Valuation

Date
"),

the

fair

market

value

of

that

property

as

determined

by

an
Independent Adviser, provided that:
(a)
the Fair Market Value

of a cash amount shall be the amount of such cash;
(b)
where

securities,

options,

warrants

or

other

rights

are

publicly

traded

on

a

stock
exchange

or

securities

market

of

adequate

liquidity

(as

determined

by

an

Independent
Adviser), the

Fair Market

Value

(i) of

such securities

shall equal

the arithmetic

mean of
the

daily

Volume

Weighted

Average

Prices

of

such

securities and

(ii)

of

such

options,
warrants

or

other

rights

shall

equal

the

arithmetic

mean

of

the

daily

closing

prices

of
such

options,

warrants

or

other

rights,

in

the

case

of

each

of

subclauses

(i)

and

(ii),
during

the

period

of

five

dealing

days

on

the

relevant

stock

exchange

or

securities
market

commencing

on the

later of

(x)

the applicable

Relevant Valuation

Date

and

(y)
the

first

dealing

day

on

which

such

securities,

options,

warrants

or

other

rights

are
publicly

traded,

or

such

shorter

period

as

such

securities,

options,

warrants

or

other
rights are publicly traded; and

10280098139-v7 64 70-41069801
(c)
where

securities,

options,

warrants

or

other

rights

are

not

publicly

traded

on

a

stock
exchange or securities

market of adequate

liquidity (as aforesaid),

the Fair Market

Value
of

such

securities,

options,

warrants

or

other

rights

shall

be

determined

by

an
Independent Adviser,

on the basis of a commonly

accepted market valuation method

and
taking account

of such factors

as it considers

appropriate, including

the market price

per
Ordinary

Share,

the

dividend

yield

of

an

Ordinary

Share,

the

volatility

of

such

market
price, prevailing interest

rates and the terms

of such securities, options,

warrants or other
rights, including as to the expiry date and exercise price (if any) thereof.
Any amounts determined

pursuant to the

above shall be

translated into the

Relevant Currency

(if
expressed in a

currency other than

the Relevant Currency)

at the Prevailing

Rate on the

Relevant
Valuation

Date.

In

addition,

in

the

case

of

clause

(a)

above,

the

Fair

Market

Value

shall

be
determined on

a gross

basis and

disregarding any

withholding or

deduction required

to be

made
on account of tax, and disregarding any associated tax credit.
" FBA
" means

the Swiss

Federal Act

on Banks

and Savings

Institutions of

8 November

1934, as
amended from time to time.
" FINMA
" means

the Swiss

Financial

Market Supervisory

Authority

FINMA and

any successor
thereto.
" First Call Date " means 21 August 2029.
" FISA
" means the

Swiss Federal Intermediated

Securities Act of

3 October 2008,

as amended from
time to time.
" Fixed Interest Rate " means 5.750 per cent. per annum.
"
Former

Residence
" has

the meaning assigned

to such term

in subclause

(a)(v) of

Condition 16
( Issuer Substitution ).
"
Going-Concern

LR

Requirement
"

means

a

requirement

under

National

Regulations

for
systemically

relevant

banks

(
systemrelevante

Banken
)

to

hold

a

minimum

amount

of

going-
concern

capital (
Eigenmittel

zur ordentlichen

Weiterführung

der Bank
), which

amount is

set by
reference to the leverage ratio ( Höchstverschuldungsquote ) of such bank.
"
Going-Concern

RWA

Requirement
"

means

a

requirement

under

National

Regulations

for
systemically

relevant

banks

(
systemrelevante

Banken
)

to

hold

a

minimum

amount

of

going-
concern

capital (
Eigenmittel

zur ordentlichen

Weiterführung

der Bank
), which

amount is

set by
reference to the risk weighted assets ( risikogewichtete Positionen ) of such bank.
" Group
" means, at

any time, the

Group Holding Company and

all its subsidiaries

and other entities
that are included in the Group Holding Company's consolidated capital adequacy reports prepared pursuant to National Regulations.
"
Group Holding

Company
" means, at any

time, the top Swiss

holding company

at such time of
the

financial

group

to

which

UBS

Group

AG

belongs

for

purposes

of

preparing

consolidated
capital adequacy reports pursuant

to National Regulations. As

at the Issue Date,

the Group Holding
Company is UBS Group AG.
"
Higher-Trigger

Amount"

means,

as

of

any

Publication

Date,

the

sum

of

(i)

the

maximum
portion

of

the

aggregate

principal

amount,

in

the

Presentation

Currency

of

the

Quarterly
Financial

Accounts

or

Reviewed

Interim

Measurement,

as

the

case

may

be,

to

which

such
Publication

Date

relates,

of

all

Higher-Trigger

Contingent

Capital,

if

any,

outstanding

on

the
relevant Balance

Sheet Date

that could

be converted

into equity

and/or fully

or partially

written
down,

or

otherwise

operate

to

increase

the

CET1

Capital,

if

a

Higher-Trigger

Write-
down/Conversion

Notice

were

delivered

in

accordance

with

the

terms

thereof,

and

(ii)

the
maximum

portion

of

the

aggregate

principal

amount,

in

the

Presentation

Currency

of

the
Quarterly

Financial

Accounts

or Reviewed

Interim Measurement,

as the

case may

be, to

which
such

Publication

Date

relates,

of

all

Higher-Trigger

Contingent

Capital,

if

any,

issued

after

the
relevant

Balance

Sheet

Date,

but

prior

to

such

Publication

Date,

that

could

be

converted

into
equity and/or

fully or

partially written

down, or

otherwise operate

to increase

the CET1

Capital,
if a Higher-Trigger Write-down/Conversion

10280098139-v7 65 70-41069801
Notice were delivered

in accordance with

the terms thereof,

in the case of

each of clauses

(i) and
(ii),

as determined

by UBS

Group AG.

For purposes

of clause

(ii) of

this definition

and,

in

the
case

of

an

Extraordinary

Publication

Date,

clause

(i)

of

this

definition,

the

aggregate

principal
amount

of

any

Higher-Trigger

Contingent

Capital

that

is

not

denominated

in

the

Presentation
Currency will

be converted

into the

Presentation Currency

at the

applicable prevailing

exchange
rate

on

the

last

Business

Day

preceding

the

relevant

Publication

Date,

as

determined

by

UBS
Group

AG.

In

the

case

of

an

Ordinary

Publication

Date,

for

purposes

of

clause

(i)

of

this
definition,

the

aggregate

principal

amount

of any

Higher-Trigger

Contingent

Capital

that

is not
denominated in the Presentation

Currency will be converted

into the Presentation Currency

at the
applicable exchange rate used for such purposes in the relevant Quarterly

Financial Accounts.
"
Higher-Trigger

Contingent Capital
" means

any instrument

issued by,

or any

other obligation
of,

any

member

of

the

Group

that

(i)

is

issued

or

owed

to holders

that

are

not

members

of

the
Group

and

(ii)

is

required

pursuant

to

its

terms

to

be

converted

into

equity

and/or

fully

or
partially

written

down,

or

otherwise

operating

to

increase

the

CET1

Capital,

when

the

CET1
Ratio (or

equivalent capital

measure of

the Group

described in

the terms

and conditions

thereof)
falls

below

a

threshold

that

is

higher

than

the

Threshold

Ratio

(with

respect

to

the

relevant
Higher-Trigger Contingent Capital, its "
Higher-Trigger

Threshold Ratio
").
"
Higher-Trigger

Threshold

Ratio
" has

the meaning

assigned to

such term

in the

definition

of
the term

"Higher-Trigger Contingent Capital".
"
Higher-Trigger

Write-down/Conversion

Date
" has

the meaning

assigned to

such term

in the
definition of the term "Higher-Trigger Write

-down/Conversion Notice".
"
Higher-Trigger

Write-down/Conversion

Notice
"

means

a

notice

delivered

pursuant

to

the
terms

of

any

Higher-Trigger

Contingent

Capital

that

notifies the

holders

thereof

that

the CET1
Ratio

(or

similar

measure

or

other

event

described

in

the

terms and

conditions

of

such Higher-
Trigger

Contingent

Capital)

has

fallen

below

its

Higher-Trigger

Threshold

Ratio

and,
consequently,

that

such

Higher-Trigger

Contingent

Capital will

be

converted

into

equity and/or
fully or

partially written

down, or

otherwise operate

to increase the

CET1 Capital,

as applicable,
as of a particular

date (such date, the

"
Higher-Trigger

Write-down/Conversion Date
"). For the
avoidance of doubt, if the

terms and conditions of such Higher-Trigger

Contingent Capital permit
FINMA

to

waive

the

conversion

into

equity

and/or

write-down

of

such

Higher-Trigger
Contingent

Capital

notwithstanding

the

fact

that

the

CET1

Ratio

(or

similar

measure

or

other
event described in the terms and conditions of such Higher-Trigger

Contingent Capital) has fallen
below

its

Higher-

Trigger

Threshold

Ratio,

the

non-issuance

of

such

a

waiver

by

FINMA
between

the

relevant

Publication

Date

and

the

Trigger

Event

Notice

Date

will

be

deemed
equivalent

to

the

delivery

of

a

Higher-Trigger

Write-down/Conversion

Notice

for

purposes

of
subclause (b)(ii) of Condition 7 (
Trigger Event and Viability

Event
).
" Holder
"

means,

with

respect

to

any

Note,

the

Person

or

Persons

holding

such

Note

in

a
securities

account

(
Effektenkonto
)

that

is

in

its

or

their

name,

or,

in

the

case

of

intermediaries
( Verwahrungsstellen
), the

intermediary

or intermediaries

holding

such Note

for

its or

their own
account in a securities account ( Effektenkonto ) that is in its or their name.
"
Independent

Adviser
" means

an independent

financial institution

of international

repute or

an
independent adviser

of recognised

standing and

expertise, in

either case,

appointed by

the Issuer
at its own expense

to make any determination

that is required to

be made, or may

be made, by an
Independent Adviser under these Terms

and Conditions.
"
Independent Adviser

Determination

Cut-off Date
" has the

meaning assigned

to such term

in
subclause (c)(i) of Condition 5 ( Interest ).
" Interest Payment Date
" has

the meaning assigned

to such term

in subclause (a)(ii) of Condition

5
( Interest ).
" Interest Period
" means each

period beginning on

(and including) an Interest

Payment Date (or,
in the

case of

the first

Interest Period,

the Issue

Date) and ending

on (but excluding)

the next

Interest
Payment Date.

10280098139-v7 66 70-41069801
" Interest Rate
" means the Fixed Interest Rate and/or Reset Interest Rate, as the case may be.

" Intermediary
" has the meaning assigned

to such term in clause

(b) of Condition 2 (
Amount and
Denomination; Form and Transfer ).
"
Intermediated

Securities
" has

the meaning

assigned to

such term

in clause

(b) of

Condition 2
( Amount and Denomination; Form and Transfer ).
" Issue Date " means 21 February 2024.
" Issuer " means UBS Group AG in its capacity as issuer of the Notes.
" Junior Obligations
" means (i)

all classes of share

capital and participation

securities (if any) of
the Issuer

and (ii)

all other

obligations of

the Issuer

that rank,

or are

expressed to

rank, junior

to
claims in respect of the Notes and/or any Parity Obligation.
" Margin " means 2.776 per cent. per annum.
"
Minimum Conversion Capital Availability

Amount
" has the meaning given to it in clause (f)
of Condition 7 (
Trigger Event and Viability

Event
).
" National Regulations
" means, at

any time,

(i) the Swiss

national banking

and capital

adequacy
laws,

and

(ii)

the

capital

adequacy

regulations

promulgated

by

the

Swiss

Federal

Council
( Bundesrat
) or

FINMA and

the interpretation

thereof by

FINMA or

any

other

competent Swiss
authority, in

the case of each of clauses (i) and (ii), directly applicable to

UBS Group AG (and/or,
if different, the Group Holding Company) and/or the Group at such time.
"
New

Conversion

Condition
"

has

the

meaning

assigned

to

such

term

in

subclause

(e)(v)

of
Condition 9 ( Conversion ).
"
New

Conversion

Condition

Effective

Date
"

has

the

meaning

assigned

to

such

term

in
subclause (e)(v) of Condition 9 ( Conversion ).
" New Conversion Price
" has the meaning assigned

to such term in subclause (e)(v) of

Condition
9 ( Conversion ).
"
New

Residence
"

has

the

meaning

assigned

to

such

term

in

subclause

(a)(v)

of

Condition

16
( Issuer Substitution ).
" Newco " has the meaning assigned to such term in the definition of the term "Reorganisation".
" Non-Qualifying Relevant Event " has the meaning assigned to such term in subclause (e)(v) of
Condition 9 ( Conversion ).
" Notes
" means the SGD 650,000,000

5.750 per cent. Tier

1 Capital Notes issued by

the Issuer on
the Issue Date.
" OECD
" means the Organisation for Economic Co-operation

and Development.
"
Offer

Settlement

Period
"

has

the

meaning

given

to

it

in

clause

(h)

of

Condition

9
( Conversion ).
"
Ordinary Publication

Date
" means each Business Day

on which Quarterly

Financial Accounts
are published.
"
Ordinary

Shares
"

means

the

registered

ordinary

shares

of

UBS

Group

AG,

which

as

of

the
Issue Date

have a

par value

of USD

0.10 each.

The Ordinary

Shares deliverable

on Conversion
will be newly issued from the capital

range (
Kapitalband ), conditional capital ( bedingtes Kapital )
and/or

Conversion

Capital

of

UBS

Group

AG,

and

rank
pari

passu
with

all

other

registered
ordinary shares

of UBS

Group AG

for any

and all

distributions payable

on them

on or

after the
relevant Share Creation Date.
"
Ordinary Trigger

Event Notice

Date
"
has the meaning assigned

to such term

in subclause (b)(i)

of
Condition 7 (
Trigger Event and

Viability Event
).

10280098139-v7 67 70-41069801
" Other Tier 1 Contingent Convertible Capital Note " has the meaning given to it in clause (f)
of Condition 7 (
Trigger Event and Viability

Event
).
"
Parity

Obligations
"

means

(i)

all

obligations

of

the

Issuer

in

respect

of

Tier

1

Instruments
(excluding any

such obligations that

rank, or are

expressed to rank,

junior to claims

in respect of
the Notes), and

(ii) any other

securities or obligations (including, without limitation,

any guarantee,
credit support

agreement or similar

undertaking) of the

Issuer that rank,

or are expressed

to rank,
pari passu with claims in respect of the Notes and/or any Parity Obligation.
" Paying Agent
" has the meaning

assigned to such

term in clause

(c) of Condition

10 (
Payments;
Agents ).
" Payment Business Day
" means a day (other than a Saturday or a Sunday) on which

commercial
banks

and

foreign

exchange

markets

settle

payments

and

are

open

for

general

business
(including,

without

limitation,

dealing

in

foreign

exchange

and

foreign

currency

deposits)

in
Singapore.
" Permitted Transactions " means:
(a)
repurchases, redemptions or other acquisitions of any Ordinary Shares in connection with
(x) any employment contract, benefit

plan or similar arrangement with,

or for the benefit
of, any

employees, officers,

directors or

consultants of

any member

of the

Group, (y)

a
dividend

reinvestment

or

shareholder

share

purchase

plan

or

(z)

the

issuance

of

any
Ordinary

Shares

(or

securities

convertible

into,

or

exercisable

for,

Ordinary

Shares)

as
consideration for an acquisition consummated by any member of the Group;
(b)
market-making in Ordinary Shares as part of the securities business of any member of the
Group;
(c)
purchases

of

fractional

interests

in

any

Ordinary

Shares

pursuant

to

the

conversion

or
exchange provisions

of (x)

such Ordinary

Shares or

(y) any

security convertible

into, or
exercisable for, Ordinary Shares;
(d)
redemptions or repurchases

of Ordinary Shares pursuant

to any shareholders' rights

plan;
and
(e)
distributions in

cash or

in kind

on, or

repurchases, redemptions

or other

acquisitions of,
any Ordinary Shares as a part

of any solvent reorganisation, reconstruction, amalgamation
or merger

of any member

of the Group,

so long as

such member (or

the successor entity
resulting from such reorganisation, reconstruction,

amalgamation or merger) continues to
be a member of the Group.
" Person
" means

any

individual, corporation,

bank, partnership,

joint venture,

association, joint

-
stock company, limited liability company, trust, unincorporated organisation or government or any agency or political subdivision thereof.
"
Presentation

Currency
"

means

(i)

with

respect

to

any

Quarterly

Financial

Accounts,

the
presentation currency of such Quarterly Financial Accounts, and (ii) with respect to any Reviewed
Interim Measurement, the

Presentation Currency of

the Quarterly Financial

Accounts that will be
prepared for

the relevant financial

quarterly or annual

period in which

the relevant Extraordinary
Publication Date falls.
"
Prevailing

Rate
"

means,

in

respect

of

any

currencies

on

any

day,

the

spot

rate

of

exchange
between the

relevant currencies

prevailing as

at or

about 12

noon (New

York

City time)

on that
date as appearing on

or derived from

the Relevant Page or,

if such a rate

cannot be determined at
such time,

the rate

prevailing as

at or

about 12

noon (New

York

City time)

on the

immediately
preceding day

on which

such rate

can be

so determined

or,

if such

rate cannot

be so

determined
by reference

to the

Relevant Page,

the rate

determined

in such

other manner

as an

Independent
Adviser determines to be appropriate.
" Principal Paying Agent
" means UBS AG, in

its capacity as principal paying agent

for the Notes,
and includes any successor

principal paying agent for

the Notes appointed in accordance

with the
terms of the Agency Agreement.

10280098139-v7 68 70-41069801
" Protective Measures " has the meaning assigned to such term in the definition of the term
"Bankruptcy Event".
" Public Sector
" means

the government

of, or

a governmental

agency or

the central

bank in,

the
country of incorporation of the Group Holding Company.
" Publication Date
" means an Ordinary Publication Date or an Extraordinary Publication

Date, as
the case may be.
" Qualifying Relevant Event " has the meaning assigned to such term in subclause (e)(v) of
Condition 9 ( Conversion ).
"
Quarterly

Financial

Accounts
"

means

(i)

the

financial

statements

of

the

Group

(including,
without

limitation,

the

notes

thereto)

in

respect

of

a

financial

quarter

published

by

the

Group
Holding Company, which have been reviewed by

the Auditor in accordance with the International
Standards on Auditing; provided, however , that, if the financial statements of the Group in respect of

the

last quarter

of

any

year

are

not

so

reviewed,

the

term "Quarterly

Financial

Accounts"

in
respect of such quarter

will mean instead the annual

financial statements of the Group

(including,
without

limitation,

the

notes

thereto)

in

respect

of

such

year,

which

have

been

audited

by

the
Auditor in accordance with the

International Standards on Auditing and

are published in the

annual
report of

the Group

Holding Company

for such

year, or

(ii) in

the event

that the

Group does

not
publish

quarterly

financial

statements

as

described

in

clause

(i)

of

this

definition,

the

financial
disclosures published by the

Group pursuant to and

in compliance with FINMA Circular

2016/01
"Capital

Adequacy

Disclosures

Banks",

as

amended

from

time

to

time,

or

pursuant

to

and

in
compliance with

any successor

circular or

regulation applicable

to the Group

Holding Company,
provided
that such

financial

disclosures are

published

for each

financial quarter

and the

interim
earnings

included

in

such

disclosures

have

been

reviewed

by

the

Auditor

in

accordance

with
International Standards on Auditing.
"
Recognised

Stock

Exchange
"

means

an

EEA

Regulated

Market,

a

regulated,

regularly
operating, recognised

stock exchange

in Switzerland

or any

other regulated,

regularly operating,
recognised stock exchange or securities market in an OECD member state.
"
Redemption

Date
"

has

the

meaning

assigned

to

such

term

in

subclause

(e)(i)

of

Condition

6
( Redemption and Purchase ).
"
Redemption

Notice
" has

the meaning

assigned to

such term

in subclause

(e)(i) of

Condition 6
( Redemption and Purchase ).
" Reference Period " has the meaning assigned to such term in the definition of the term "Current
Market Price".
" Reference Rate
" means, in relation to any

Reset Interest Period:
(a)
the 5-Year

SORA OIS Rate

as at the

Relevant Time

on the Reset

Determination Date

in
relation to such Reset Interest Period appearing on

the Reference Rate Page on such

Reset
Determination Date; or
(b)
if such 5-Year SORA OIS Rate does not appear

on the Reference Rate

Page on such Reset
Determination

Date,

the

Reset

Reference

Bank

Rate

in

relation

to

such

Reset
Determination Date.
"
Reference Rate

Page
" means the "OTC

SGD OIS" page

on Bloomberg

(or (i) such

other page as
may

replace

that page

on Bloomberg,

or (ii)

if

there

is no

such

replacement

page

on

Bloomberg,
such

other

page

on

such

other

information

service

that

is

the

generally

accepted

page

used

by
market participants

at that

time for

purposes of

observing the

5-Year

SORA OIS

Rate, in

the case
of each

of clauses

(i) and

(ii), as

determined

by the

Issuer after

consultation

with the

Calculation
Agent).

As

of

the

Issue

Date,

the

5-Year

SORA

OIS

Rate

appears

on

the

Reference

Rate

Page
under

the

column

headed

"Ask"

within

the

section

headed

"OIS

BGN",

but

may

appear

on

the
Reference Rate Page under such other column and/or section as may apply from time to time.

10280098139-v7 69 70-41069801
"
Regulatory

Event
" has

the meaning

assigned

to such

term in

subclause

(d)(ii) of

Condition

6
( Redemption and Purchase ).
" Relevant Accounts
" means, in respect of any Interest Payment Date, the

most recently published
audited

unconsolidated

annual

financial

statements

of

UBS

Group

AG

prepared

in

accordance
with the Swiss Code.
"
Relevant

Currency
" means

USD or,

if at

the relevant

time or

for the

purposes of

the relevant
calculation

or

determination

there

is

a

Relevant

Stock

Exchange

but

the

New

York

Stock
Exchange

is

not

the

Relevant

Stock

Exchange

(or

is

the

Relevant

Stock

Exchange

but

the
Ordinary Shares

are not

quoted or

dealt in

thereon in

USD), the

currency in

which the

Ordinary
Shares are quoted or dealt in on the Relevant Stock Exchange at such time.
"
Relevant

Date
" means,

with respect

to any

payment,

(i) the

date on

which

such payment

first
becomes due under the Notes (the " Scheduled Due Date "), or (ii) if the full amount of the money payable

on the

Scheduled

Due Date

has not

been received

by the

Principal Paying

Agent on

or
before

the

Scheduled

Due

Date,

the

date

on

which

the

full

amount

of

the

money

due

on

the
Scheduled Due Date has been received by the Principal Paying Agent

.
" Relevant Event " has the meaning assigned to such term in subclause (e)(v) of Condition 9
( Conversion ).
" Relevant Page
" means the page on Bloomberg or such other information service provider that
displays the relevant information.
" Relevant Shares " has the meaning assigned to such term in subclause (e)(v) of Condition 9
( Conversion ).
"
Relevant

Stock

Exchange
" means

the New

York

Stock Exchange

or,

if at

the relevant

time the
Ordinary

Shares

are

not

listed

and

admitted

to

trading

on

the

New

York

Stock

Exchange,

the
principal

stock

exchange

or

securities

market

on

which

the

Ordinary

Shares

are

then

listed,
admitted to trading or quoted or accepted for dealing (if any).
" Relevant Time " means 4:00 p.m. (Singapore time).
" Reorganisation
" means

proceedings that

effect the

interposition of

a corporation

or other

limited
liability company

("
Newco
") between the

Shareholders immediately

prior to such

proceedings (the
"
Existing

Shareholders
") and

UBS Group

AG,
provided
that (i)

only ordinary

shares or

units or
equivalent

of Newco

or depositary

or other

receipts or

certificates representing

ordinary shares

or
units or equivalent of

Newco are issued to Existing

Shareholders, (ii) immediately

after completion
of such

proceedings the

only holders

of ordinary

shares, units

or equivalent

of Newco

or the

only
holders

of

depositary

or

other

receipts

or

certificates

representing

ordinary

shares

or

units

or
equivalent

of

Newco,

as

the

case

may

be,

are

Existing

Shareholders

holding

in

the

same
proportions

as

immediately

prior

to

completion

of

such

proceedings,

(iii)

immediately

after
completion

of such

proceedings,

Newco

is (or

one

or

more wholly

-owned

subsidiaries

of

Newco
are) the

only shareholder

of UBS

Group AG,

(iv) all

subsidiaries of

UBS Group

AG immediately
prior to such

proceedings (other than

Newco, if Newco is

then a subsidiary of

UBS Group AG) are
subsidiaries of

UBS Group

AG (or

of Newco)

immediately after

completion of

such proceedings,
and

(v)

immediately

after

completion

of

such

proceedings,

UBS

Group

AG

(or

Newco)

holds,
directly or

indirectly,

the same

percentage of

the ordinary

share capital

and equity

share capital

of
those subsidiaries as was held by UBS Group AG immediately prior to such proceedings.
"
Reset

Date
"

means

the

First

Call

Date

and

each

day

that

falls

on

the

fifth

anniversary

of

the
immediately preceding Reset Date.
"
Reset

Determination

Date
" means,

in relation

to any

Reset Interest

Period,

the day

falling

two
Business Days prior to the Reset Date on which such Reset Interest Period commences.
"
Reset

Interest

Amount
"

has

the

meaning

assigned

to

such

term

in

clause

(b)

of

Condition

5
( Interest ).

10280098139-v7 70 70-41069801
"
Reset

Interest

Period
"

means

each

period

from

(and

including)

any

Reset

Date

and

ending

on
(but excluding) the next Reset Date.
"
Reset

Interest

Rate
" means,

in relation

to any

Reset Interest

Period, the

sum of

the Margin

and
the Reference Rate in relation to such Reset Interest Period.
"
Reset Reference

Bank Rate
" means, in

relation to any

Reset Determination Date,

the percentage
rate

(rounded,

if

necessary,

to

the

fifth

decimal

place,

with

0.000005

being

rounded

upwards)
determined by the Calculation Agent as follows:
(a)
the

Calculation

Agent

will

request

the

principal

Singapore

office

of

each

of

the

Reset
Reference

Banks

to

provide

it

with

a

quotation

for

such

Reset

Reference

Bank's

5-Year
SORA OIS Rate (with the

relevant interest rate swap transaction

commencing on the Reset
Date

on

which

the

Reset

Interest

Period

to

which

such

Reset Determination

Date

relates
commences

and

being

in

an

amount

that

is

representative

of

a

single

transaction

in

the
relevant

market

at

the

relevant

time

with

an

acknowledged

dealer

of

good

credit

in

the
swap

market)

as

at

the

Relevant

Time

on

the

Business

Day

immediately

following

such
Reset Determination Date; and
(b)
if

at

least three

such quotations

are

provided,

the Reset

Reference

Bank Rate

will be

the
arithmetic

mean

of

the

quotations

provided,

eliminating

the

highest

quotation

(or,

in

the
event of equality,

one of the highest)

and the lowest quotation

(or, in

the event of equality,
one of the lowest); or
(c)
if

only

two

such

quotations

are

provided,

the

Reset

Reference

Bank

Rate

will

be

the
arithmetic mean of the quotations provided; or
(d)
if

only

one

such

quotation

is

provided,

the

Reset

Reference

Bank

Rate

will

be

the
quotation provided; or
(e)
if

no

such

quotations

are

provided,

the

Reset

Reference

Bank

Rate

will

be

(i)

if

such
Reset Determination

Date is in

relation to any

Reset Interest Period

other than the

Reset
Interest Period

commencing on

the First

Call Date,

the Reference

Rate in

respect of

the
immediately preceding

Reset Interest

Period, or

(ii) if

such Reset Determination

Date is
in

relation

to

the

Reset

Interest

Period

commencing

on

the

First

Call

Date,

2.974

per
cent. per annum.
"
Reset

Reference

Banks
" means

five major

banks in

the Singapore

interbank market,

as selected
by the Issuer after consultation with the Calculation Agent.
" Restructuring Proceedings " has the meaning assigned to such term in the definition of the term
"Bankruptcy Event".
"
Reviewed

Interim

Measurement
"

means

an

interim

measurement

of

the

CET1

Ratio,

with
respect

to

which

the

Auditor

has

performed

procedures

in

accordance

with

the

International
Standard on

Related Services

(and relevant

Swiss standards

and practices)

applicable to

agreed-
upon procedures engagements.
"
Scheduled

Due

Date
"

has

the

meaning

assigned

to

such

term

in

the

definition

of

the

term
"Relevant Date".
" Securities
" means any shares in

the capital of UBS Group AG,

or any options, warrants or other
rights to

subscribe for

or purchase

or acquire

shares in

the capital

of UBS

Group AG,

excluding
all Other Tier 1 Contingent Convertible

Capital Notes (and each a "
Security ").
"
Senior

Obligations
"

means

all

obligations

of

the

Issuer

that

are

unsubordinated

or

that

are
subordinated and do not constitute either Junior Obligations or Parity Obligations.
"
Settlement Agency

Agreement
" means the Settlement Agency

Agreement dated as of the Issue
Date,

between

the

Issuer

and

the

Settlement

Agent,

as

amended,

supplemented

or

otherwise
modified from time to time.

10280098139-v7 71 70-41069801
"
Settlement

Agent
"

means

UBS

AG,

in

its

capacity

as

settlement

agent

for

the

Notes,

and
includes any

successor settlement

agent for

the Notes

appointed in

accordance with

these Terms
and Conditions.
"
Settlement Share

Depository
" means SIX SIS; provided , however
, that, if on

or prior to any date
when

a

function

ascribed

to

the

Settlement

Share

Depository

in

these

Terms

and

Conditions

is
required

to

be

performed

the

Issuer

appoints

another

reputable

independent

financial

institution,
clearing

institution,

trust

company

or

similar

entity

to

perform

such

functions,

who

will

hold
Ordinary Shares in a

designated trust account

for the benefit of

the Holders and otherwise

on terms
consistent

with

these

Terms

and

Conditions,

then

"Settlement

Share

Depository"

will

mean

such
entity so appointed.
" Settlement Shares Offer " has the meaning given to it in clause (h) of Condition 9
( Conversion ).
" Settlement Shares Offer Agent " has the meaning given to it in clause (h) of Condition 9
( Conversion ).
" SGD " means Singapore dollars.
"
Share

Creation

Date
"

means,

in

relation

to

Ordinary

Shares

to

be

issued

and

delivered

on
Conversion,

the

date

falling

after

the

relevant

Trigger

Event

Conversion

Notice

or

Viability
Event Conversion

Notice, as

the case

may be,

and on

or prior

to the

applicable Conversion

Date
on which as a matter of Swiss law the relevant Ordinary Shares are paid up.
" Shareholders " means the holders of Ordinary Shares.
"
Singapore

Overnight

Rate

Average

Overnight

Indexed

Swap
"

means

a

fixed-for-floating
SGD interest rate swap transaction with a semi-annual fixed leg (calculated on the same day count basis

as

the

Day

Count

Fraction)

and

a

floating

leg

based

on

six-month

daily

compounded
Singapore Overnight

Rate Average

(SORA) (payable

in arrear)

rate (calculated

on the

same day
count basis as the Day Count Fraction).
" SIX SIS " means SIX SIS Ltd and any successor thereto.
" Substitute Issuer
" has

the meaning

assigned to

such term in

clause (a)

of Condition

16 (
Issuer
Substitution ).
"
Substitution

Documents
"

has

the

meaning

assigned

to

such

term

in

subclause

(a)(iv)

of
Condition 16 ( Issuer Substitution ).
"
Substitution

or

Amendment

Effective

Date
"

has

the

meaning

assigned

to

such

term

in
subclause (b)(iii) of Condition 14 ( Meeting of Holders; Substitution and Amendment ).
"
Swiss

Code
" means

the Swiss

Code of

Obligations of

30 March

1911,

as amended

from time

to
time.
"
Swiss

Resolution

Power
"

means

any

statutory

power

of

FINMA

that

it

may

exercise

during
Restructuring

Proceedings

as set

forth in

article 28

et seqq.

of the

FBA or

in any

implementing
ordinance or

successor Swiss

law or

regulation

or analogous

Swiss law

or regulation

applicable
to bank

holding companies

incorporated under

the laws

of Switzerland

such as

UBS Group

AG,
including,

without

limitation,

the

power

to

(i)

transfer

the

assets

of

the

entity

subject

to

such
Restructuring

Proceedings,

or portions

thereof,

together

with

such

entity's debt,

other

liabilities
and

contracts,

or

portions

thereof,

to

another

entity,

(ii)

stay

(for

a

maximum

of

two

business
days) the termination

of, or the exercise

of (w) rights

to terminate, (x)

netting rights, (y)

rights to
enforce

or

dispose

of

certain

types

of

collateral

or

(z)

rights

to

transfer

claims,

liabilities

or
certain collateral under,

contracts to which the entity

subject to such Restructuring

Proceedings is
a party,
(iii) partially or fully

convert the debt of

the entity subject to such

Restructuring Proceedings into
equity,

and/or

(iv)

partially

or

fully

write-down

the

obligations

of

the

entity

subject

to

such
Restructuring Proceedings.
"
Tax

Event
"

has

the

meaning

assigned

to

such

term

in

subclause

(c)(ii)

of

Condition

6
( Redemption and Purchase ).

10280098139-v7 72 70-41069801
" Tax Jurisdiction " means Switzerland.
" Taxes
" has the meaning assigned to such term in clause (a) of Condition 11

(
Taxation
).

" Threshold Ratio " means 7 per cent.
"
Tier

1

Capital
" means

Additional

Tier 1

Capital

or any

item that

qualifies

as common

equity
tier 1 capital pursuant to National Regulations.
"
Tier

1

Instruments
"

means

any

and

all

(i)

securities

or

other

obligations

(other

than

Tier

1
Shares)

issued

by

UBS

Group

AG

or

(ii)

shares,

securities,

participation

securities

or

other
obligations

(other than

Tier

1 Shares)

issued by

a subsidiary

of UBS

Group AG

and having

the
benefit of

a guarantee,

credit support

agreement or

similar undertaking

of UBS

Group AG,

each
of

which

shares,

securities,

participation

securities

or

other

obligations

described

in

clauses

(i)
and
(ii) of this definition

qualify,

or are issued

in respect of

a security that

qualifies, as Tier

1 Capital
of the

Group and/or

UBS Group

AG (without

regard to

quantitative limits

on such

capital) on

a
consolidated ( Finanzgruppe ) or on an unconsolidated ( Einzelinstitut ) basis.
"
Tier

1

Shares
"

means all

classes of share

capital and

participation certificates

(if any) of UBS
Group AG

or any

subsidiary of

UBS Group

AG that

qualify as

common

equity tier

1 capital

of
the Group

and/or UBS

Group AG

under National

Regulations on

a consolidated

(
Finanzgruppe )
or on an unconsolidated ( Einzelinstitut ) basis.
"
Trigger

Breach

Determination

Date
"

has

the

meaning

assigned

to

such

term

in

subclause
(b)(i) of Condition 7 (
Trigger Event and Viability

Event
).
"
Trigger

CET1 Ratio
" means, as of any Publication Date, (i)

the sum of (x) the CET1 Capital as
of the relevant Balance

Sheet Date and

(y) the Higher-Trigger Amount as of

such Publication Date,
divided

by

(ii)

the

BIS

Risk

Weighted

Assets

as

of

the

relevant

Balance

Sheet

Date,
expressed as a percentage.
"
Trigger

Event
"

has

the

meaning

assigned

to

such

term

in

subclause

(a)(ii)

of

Condition

7
(
Trigger Event and Viability

Event
).
"
Trigger Event Conversion

Date
" has the meaning assigned to such term in subclause (b)(i) of
Condition 7 (
Trigger Event and Viability

Event
).
"
Trigger

Event

Conversion

Notice
"

means

a

Trigger

Event

Notice

given

on

or

after

the
occurrence of a Conversion Capital Availability

Event.
"
Trigger

Event Notice
" has the meaning assigned to such term in subclause (b)(i) of

Condition 7
(
Trigger Event and Viability

Event
).
"
Trigger

Event Notice Date
" means an Ordinary Trigger

Event Notice Date or an

Extraordinary
Trigger Event Notice Date, as the case may be.
"
Trigger

Event Write-down

Date
" has the meaning

assigned to such term

in subclause (b)(i) of
Condition 7 (
Trigger Event and Viability

Event
).
"
Trigger

Event

Write-down

Notice
"

means

a

Trigger

Event

Notice

given

prior

to

the
occurrence of a Conversion Capital Availability

Event.
" US " or " United States
" means the

United States of

America (including

the States and the

District
of Columbia), its territories, its possessions and other areas subject to its jurisdiction.
" USD " means United States dollars.
"
Viability

Event
"

has

the

meaning

assigned

to

such

term

in

subclause

(c)(ii)

of

Condition

7
(
Trigger Event and Viability

Event
).
"
Viability

Event

Conversion

Date
" has

the meaning

assigned to

such term

in subclause

(c)(i) of
Condition 7 (
Trigger Event and Viability

Event
).

10280098139-v7 73 70-41069801
"
Viability

Event

Conversion

Notice
"

means

a

Viability

Event

Notice

in

respect

of

which

the
Viability

Event

has

occurred

on

or

after

the

occurrence

of

a

Conversion

Capital

Availability
Event.
"
Viability

Event Notice
" has the meaning

assigned to such

term in subclause

(c)(i) of Condition
7 (
Trigger Event and Viability

Event
).
"
Viability Event

Write-down Date
" has the meaning assigned to such term in subclause (c)(i) of
Condition 7 (
Trigger Event and Viability

Event
).
Viability

Event

Write-down

Notice
"

means

a

Viability

Event

Notice

in

respect

of

which

the
Viability Event has occurred

prior to the occurrence of a Conversion Capital Availability

Event.
"
Volume

Weighted

Average

Price
" means,

in respect

of an

Ordinary

Share or

other Security

on
any

dealing

day,

the order

book

volume-weighted

average price

(rounded

to

the

same

number

of
decimal places

as the

initial Conversion

Price) of

an Ordinary

Share or

such other

Security,

as the
case may

be, published

on or

by or

derived from

(i) in

the case

of an

Ordinary Share,

the relevant
Bloomberg

page,

or

(ii)

in

the case

of

a

Security

other

than

Ordinary

Shares,

the

principal

stock
exchange or securities

market on which such

Security is then listed

or quoted or dealt

in, if any,

or,
in the

case of

each of

clauses (i)

and (ii),

such other

source as

an Independent

Adviser determines
to be

appropriate,

on such

dealing day,
provided
that if

on any

such dealing

day such

price is

not
available

or

cannot

otherwise

be

determined

as

provided

above,

the

Volume

Weighted

Average
Price of

an Ordinary

Share or

such other

Security,

as the

case may

be, in

respect of

such dealing
day

shall be

(i) the

Volume

Weighted

Average

Price, determined

as provided

above, on

the most
recently preceding

dealing day on

which the same

can be so

determined, or (ii)

determined in such
other manner as an Independent Adviser determines to be appropriate.
"
Write-down

Date
" means,

with respect

to any

Contingent Write

-down, the

Trigger

Event Write-
down Date or Viability Event Write

-down Date, as applicable.
2.
AMOUNT AND DENOMINATION

;

FORM AND TRANSFER
(a)
Amount and denomination
The initial aggregate principal

amount of the Notes will

be SGD 650,000,000. The

Notes
will

be

issued

to

Holders

in

minimum

denominations

of

SGD

250,000

and

integral
multiples of

SGD 250,000

in excess

thereof. The

principal amount

of the

Notes may

be
written

down

in

the

circumstances

and

in

the

manner

described

in

Condition

8
(
Contingent

Write-down
).

The

Notes

may

be

held

and

transferred

only

in

minimum
denominations of SGD 250,000 and integral multiples of SGD 250,000 in excess thereof.
(b)
Form and transfer
The

Notes

are

issued

in

uncertificated

form

as

uncertificated

securities

(
einfache
Wertrechte
)

in

accordance

with

article

973c

of

the

Swiss

Code.

The

uncertificated
securities ( einfache Wertrechte ) will be created by the Issuer by means of a registration in its

register

of

uncertificated

securities

(
Wertrechtebuch
).

Such

uncertificated

securities
will

then

be

entered

into

the

main

register

(
Hauptregister
)

of

SIX

SIS

or

any

other
intermediary

(
Verwahrungsstelle
)

in

Switzerland

recognised

for

such

purposes

by

SIX
Swiss Exchange Ltd (SIX SIS or any

such other intermediary, the "
Intermediary "). Once
the

uncertificated

securities

are

registered

in

the

main

register

(
Hauptregister
)

of

the
Intermediary and entered

into the accounts

of one or

more participants of

the Intermediary,
the Notes will constitute

intermediated securities (
Bucheffekten
) within the meaning

of the
FISA (" Intermediated Securities ").
So long

as the

Notes are

Intermediated Securities,

the Notes

may only

be transferred

by
the entry of the transferred Notes in a securities account of the transferee, as set out in the provisions of the FISA.
The records

of the

Intermediary

will determine

the number

of Notes

held

through each
participant in the Intermediary.

10280098139-v7 74 70-41069801
Neither the Issuer

nor any Holder

nor any other

Person will at any

time have the

right to
effect

or

demand

the

conversion

of

the

Notes

into,

or

the

delivery

of,

a

global

note
( Globalurkunde ) or individually certificated securities ( Wertpapiere ).
3.
RESERVED
4.
STATUS

AND SUBORDINATION
(a)
Status
The Notes constitute direct, unsecured and subordinated obligations of the

Issuer and rank
pari passu
and without

any preference

among

themselves. The

rights and

claims of

the
Holders against

the Issuer under

the Notes are

subordinated as described

in clause (b)

of
this Condition 4.
(b)
Subordination
In

the

event

of

(i)

a

Bankruptcy

Event

or

(ii)

an

order

being

made,

or

an

effective
resolution being passed, for the liquidation or winding-up

of the Issuer (except, in any such
case,

a

solvent

liquidation

or

winding-up

of

the

Issuer

solely

for

purposes

of

a
reorganisation, reconstruction

or amalgamation

of the Issuer

or the substitution

in place of
the

Issuer

of

a

successor

in

business

to

the

Issuer,

the

terms

of

which

reorganisation,
reconstruction, amalgamation

or substitution (x)

have previously been

approved by a

valid
resolution of the Holders

and (y) do not provide that

the Notes shall become redeemable

in
accordance with these Terms

and Conditions),
(i)
if such event

occurs (x) prior

to the occurrence

of a Conversion

Capital
Availability

Event,

or

(y)

on

or

after

the

occurrence

of

a

Conversion
Capital

Availability

Event

but prior

to

the occurrence

of

a Conversion
Event, the

rights and

claims of

the Holders

against the

Issuer in

respect
of or arising

under (including, without limitation,

any damages awarded
for

breach

of

any

obligation

under)

the

Notes

will,

subject

to

any
obligations that are mandatorily

preferred by law,

rank (A) junior

to the
rights and claims of all holders of Senior Obligations,
(B)
pari

passu
with

the

rights

and

claims

of

holders

of

Parity
Obligations,

and
(C)
senior

to

the

rights

and

claims

of

holders

of

Junior

Obligations;
provided , however , that, if a Conversion Event subsequently occurs while such Bankruptcy Event or

liquidation or winding-up,

as the case may

be,
is

continuing,

the

rights

and claims

of the

Holders

against the

Issuer in
respect of

the delivery

of Ordinary

Shares in

accordance with

Condition
9 ( Conversion ) will rank as set forth in subclause (ii) below; or
(ii)
if such

event occurs

on or

after the

occurrence of

a Conversion

Event,
the rights

and claims

of the

Holders against

the Issuer

in respect

of the
delivery

of

Ordinary

Shares

in

accordance

with

Condition

9
(Conversion) will

rank (A) junior

to the rights

and claims of

all holders
of Senior

Obligations, (B)

junior to

the rights

and claims

of holders

of
Parity

Obligations,

and

(C)

pari

passu

with

the

rights

and

claims

of
holders of Junior Obligations
.
(c)
Claims subject to a Contingent Write-down or a Conversion
Any

claim

of

any

Holder

in

respect

of

or

arising

under

the

Notes

(including,

without
limitation,

any

claim

in

relation

to

any

unsatisfied

payment

obligation

of

the

Issuer
subject to enforcement

by any Holder

pursuant to Condition

13 (
Events of Default ) or in
relation

to

the

occurrence

of

any

other

Event

of

Default)

will

be

subject

to,

and
superseded

by,

Condition

8 (
Contingent

Write-down
)

and Condition

9 (
Conversion ), as
applicable,

irrespective

of

whether

the

relevant

Trigger

Event

or

Viability

Event,

as
applicable, has occurred,

or, in the

case of a Viability

Event, the relevant Viability

Event
Notice

has

been

given,

prior

to

or

after

the

occurrence

of

an

Event

of

Default

or

any
other event.

10280098139-v7 75 70-41069801
5.
INTEREST
(a)
Interest Payment Dates
(i)
Subject to

Condition

8 (
Contingent

Write-down
) and

Condition 9

(
Conversion )
and clause (h)

of this Condition

5, the Notes

will bear interest

on their

principal
amount (A) from

(and including) the

Issue Date to (but

excluding) the First Call
Date,

at

the

Fixed

Interest

Rate,

and

(B)

thereafter,

at

the

applicable

Reset
Interest Rate.
(ii)
Subject to

Condition

8 (
Contingent

Write-down
) and

Condition 9

(
Conversion )
and

clause

(i)

of

this

Condition

5,

interest

on

the

Notes

will

be

payable

semi-
annually

in

arrear

on

21

February

and

21

August

of

each

year

(each,

an
" Interest Payment Date "), commencing on 21 August 2024.
(b)
Determination

of

the

Reference

Rate,

the

Reset

Interest

Rate

and

the

Reset

Interest
Amount in relation to each Reset Interest

Period
With

respect to

each Reset

Interest Period

and subject

to clause

(c) of

this Condition

5,
the Calculation

Agent will,

as soon

as practicable

after the

Relevant Time

on the

Reset
Determination

Date

in

relation

to

such

Reset

Interest

Period,

determine

the

Reference
Rate and

the Reset

Interest Rate

for such

Reset Interest

Period and

calculate the

amount
of

interest

payable

per Calculation

Amount

on the

Interest

Payment

Date

in

relation

to
each

Interest

Period

falling

in

such

Reset

Interest

Period

(each,

a

"
Reset

Interest
Amount ").
(c)
Benchmark replacement
If

the

Issuer

(in

consultation

with

the

Calculation

Agent)

determines

prior

to

any

Reset
Determination

Date that

(x) the

rate referred

to in

clause (a)

of the

definition

of the

term
"Reference

Rate"

(the

"
Existing

Benchmark

Rate
")

has

been

discontinued

or

(y)

there
has

been

a

public

statement

or

publication

of

information

by

the

administrator

of

the
Existing Benchmark

Rate (or

any component

thereof) or

the regulatory

supervisor for

the
administrator of the

Existing Benchmark Rate

(or any component

thereof) announcing that
the

Existing

Benchmark

Rate

(or

such

component)

is

no

longer

representative,

then

the
following provisions shall apply (subject to the subsequent operation of this clause (c)):
(i)
the Issuer shall

use reasonable endeavours

to appoint an Independent

Adviser to
determine in the

Independent Adviser's discretion,

in accordance with

subclause
(iv) below,

an alternative rate to the Existing

Benchmark Rate (the "
Alternative
Benchmark

Rate
")

no

later

than

three

Business

Days

prior

to

the

Reset
Determination

Date relating

to the

next

succeeding

Reset Interest

Period

(such
Business

Day,

the

"
Independent

Adviser

Determination

Cut-off

Date
",

and
such

next

succeeding

Reset

Interest

Period,

the

"
Affected

Reset

Interest
Period
")

for

purposes

of

determining

the

Reference

Rate

in

respect

of

the
Affected Reset Interest Period and all Reset Interest Periods thereafter
;
(ii)
if

prior

to

the

Independent

Adviser

Determination

Cut-off

Date

the

Issuer

is
unable to appoint an

Independent Adviser or the

Independent Adviser appointed
by

the

Issuer

fails

to

determine

an

Alternative

Benchmark

Rate

in

accordance
with subclause

(iv) below,

then the

Issuer (in

consultation with

the Calculation
Agent) may determine in its discretion, in accordance with subclause

(iv) below,
the Alternative Benchmark Rate

for purposes of determining the

Reference Rate
in

respect

of

the

Affected

Reset

Interest

Period

and

all

Reset

Interest

Periods
thereafter;
(iii)
if subclause (ii) above

applies and the Issuer

is unable or unwilling

to determine
the Alternative

Benchmark Rate

prior to

the Reset

Determination

Date relating
to

the

Affected

Reset Interest

Period

in

accordance

with

subclause

(iv)

below,
the Reference Rate in

respect of the Affected

Reset Interest Period will

be equal
to

the

Reference

Rate

in

respect

of

the

immediately

preceding

Reset

Interest
Period (or, if there is no preceding Reset Interest Period,

the Reset Interest Rate

10280098139-v7 76 70-41069801
applicable to

the Affected

Reset Interest Period

will be equal

to the Fixed

Interest
Rate); provided , however
, that,

if this subclause

(iii) applies to

the Affected

Reset
Interest

Period,

the

Reset

Interest

Rate

for

all

succeeding

Reset

Interest

Periods
will be

the Reset

Interest Rate

applicable to

the Affected

Reset Interest

Period as
determined in

accordance with this

subclause (iii) unless

(A) the Issuer,

in its sole
discretion,

elects

to

determine

an

Alternative

Benchmark

Rate

in

respect

of

any
such

succeeding

Reset Interest

Period

and

all Reset

Interest

Periods

thereafter

in
accordance

with

the

processes

set

out

in

this

clause

(c),

and

(B)

an

Alternative
Benchmark Rate is so determined;
(iv)
in the

case of

any determination

of an

Alternative Benchmark

Rate pursuant

to
subclause (i) or (ii) above, such Alternative Benchmark

Rate will be such rate as
the

Independent

Adviser

or

the

Issuer

(in

consultation

with

the

Calculation
Agent),

as

applicable,

determines

in

its

reasonable

discretion

has

replaced

the
Existing

Benchmark

Rate

in

customary

market

usage,

or,

if

the

Independent
Adviser or

the Issuer,

as applicable,

determines in

its reasonable

discretion that
there is no such rate,

such other rate as the Independent

Adviser or the Issuer (in
consultation with

the Calculation

Agent) determines

in its reasonable

discretion
is most comparable to the Existing Benchmark Rate; and
(v)
if

the

Independent

Adviser

or the

Issuer determines

an Alternative

Benchmark
Rate in accordance with the above provisions of this clause (c),
(A)
the

Independent

Adviser

(in

the

case

of

subclause

(2)

below,

in
consultation

with

the

Issuer)

or,

following

consultation

with

the
Calculation Agent,

the Issuer

(as the

case may

be) shall

also determine
in

its

reasonable

discretion

(1)

the

method

for

obtaining

such
Alternative

Benchmark

Rate,

including

the

page

on

or

source

from
which

such

Alternative

Benchmark

Rate

appears

or

is

obtained

(the
"
Alternative

Reference

Rate

Page
"),

and

the

time

at

which

such
Alternative

Benchmark

Rate

appears

on,

or

is

obtained

from,

the
Alternative

Reference

Rate

Page

(the

"
Alternative

Relevant

Time
"),
(2)

whether

to

apply

an

Adjustment

Spread

to

such

Alternative
Benchmark

Rate and,

if so,

the Adjustment

Spread, which

Adjustment
Spread

must

be

recognised

or

acknowledged

as

being

in

customary
market

usage

in

international

debt

capital

markets

transactions

that
reference

the

Existing

Benchmark

Rate,

where

such

rate

has

been
replaced

by

such

Alternative

Benchmark

Rate,

and

(3)

any

alternative
method

for

determining

the

Reference

Rate

if

such

Alternative
Benchmark

Rate

is

unavailable

on

the

relevant

Reset

Determination
Date, which alternative

method shall be

consistent with any

Alternative
Benchmark Rate that has broad market support;
(B)
for

the

Affected

Reset

Interest

Period

and

all

Reset

Interest

Periods
thereafter,

(1) clause

(a) of

the definition

of the

term "Reference

Rate"
shall

be

amended

pursuant

to

clause

(c)

of

Condition

14

(
Meetings

of
Holders;

Substitution

and

Amendment
)

to

give

effect

to

the
determination described

in subclause (A)(1)

above and any

Adjustment
Spread

determined

pursuant

to subclause

(A)(2)

above,

and

(2)

clause
(b)

of

the

definition

of

the

term

"Reference

Rate

"

shall

be

amended
pursuant

to

clause

(c)

of

Condition

14

(
Meetings

of

Holders;
Substitution

and

Amendment
)

to

give

effect

to

the

determination
described in subclause (A)(3) above
;
(C)
references

to the

Reference

Rate Page

and

the

Relevant Time

in

these
Terms

and

Conditions

will

be

deemed

to

be

references

to

the
Alternative

Reference

Rate

Page

and

the

Alternative

Relevant

Time,
respectively;
(D)
if

any

changes

to

the

definitions

of

the

terms

"Business

Day",

"Day
Count Fraction", "Payment

Business Day" and/or

"Reset Determination
Date" are necessary in order

to implement the amendments described

in
subclause (B) above, such definitions shall be amended pursuant to

10280098139-v7 77 70-41069801
clause

(c)

of

Condition

14

(
Meetings

of

Holders;

Substitution

and
Amendment ) to reflect such changes; and
(E)
the Issuer

shall promptly

give notice

to the

Holders in

accordance with
Condition

15

(
Notices
)

specifying

such

Alternative

Benchmark

Rate
(including

any

Adjustment

Spread

determined

pursuant

to

subclause
(A)(2) above and

any alternative method

for determining

the Reference
Rate

described

in

subclause

(A)(3)

above),

the

Alternative

Reference
Rate

Page,

the

Alternative

Relevant

Time,

and

any

amendments
implemented

pursuant

to

clause

(c)

of

Condition

14

(
Meetings

of
Holders;

Substitution

and

Amendment
)

as

described

in

subclauses

(B)
and (D) above.
Any

determination

that

is

made

by

an

Independent

Adviser

or

by

the

Issuer

for

purposes

of

this
clause (c) will be made in good faith and in a commercially reasonable manner.
(d)
Publication of Reset Interest Rate and interest amount

payable upon redemption
With respect to each Reset Interest Period, as soon as practicable after such determination but in any

event no later

than the relevant

Reset Date, the

Calculation Agent

will cause
(i) the relevant Reset Interest

Rate and the relevant

Reset Interest Amount determined

by
it,

together

with

the

Interest

Payment

Date

in

relation

to

each Interest

Period

falling

in
such Reset Interest

Period, to be

notified to the

Issuer and the

Paying Agents and

(ii) the
relevant Reset Interest Rate determined by it to be notified to any stock exchange or other relevant authority on which the Notes are at the relevant time listed and to be published in accordance with Condition 15 ( Notices ).
The

Calculation

Agent

shall calculate

any

interest

amount

payable

on

any

Redemption
Date

(if

the

Notes

are

to

be

redeemed

pursuant

to

Condition

6

(
Redemption

and
Purchase ))
and cause such interest amount to be

notified to Issuer and the Paying

Agents
and

to

any

stock

exchange

or

other

relevant

authority

on

which

the

Notes

are

at

the
relevant

time

listed

and

to

be

published

in

accordance

with

Condition

15

(
Notices
)

no
later than two Business Days prior to such Redemption Date.
(e)
Calculation of amount of interest payable per Calculation Amount
Subject to

Condition 8

(
Contingent Write

-down
) and

Condition 9

(
Conversion
) and

clause
(i) of this Condition 5:
(i)
the

amount

of

interest

payable

per

Calculation

Amount

on

each

Interest
Payment Date falling on or before the First Call Date will be calculated by:
(A)
applying the Fixed Interest Rate to the

Calculation Amount;
(B)
multiplying the product thereof by the Day Count

Fraction; and
(C)
rounding

the

resulting

figure

to

the

nearest

cent

(half

a

cent

being
rounded upwards); and
(ii)
if interest is required to be paid in respect of a Note on any other date (including, for

the

avoidance

of

doubt,

the

Reset

Interest

Amount),

the

amount

of

interest
payable per Calculation Amount on such date will be calculated by:
(A)
applying the applicable Interest Rate to the Calculation Amount;
(B)
multiplying the product thereof by the Day Count Fraction; and
(C)
rounding

the

resulting

figure

to

the

nearest

cent

(half

a

cent

being
rounded upwards).

10280098139-v7 78 70-41069801
(f)
Calculation of amount of interest payable per Note
Subject

to

Condition

8

(
Contingent

Write-down
)

and

Condition

9

(
Conversion
)

and
clause (i) of

this Condition 5,

the amount of

interest payable in

respect of a

Note will be
the product of:
(i)
the amount of interest per Calculation Amount; and
(ii)
the number by

which the Calculation

Amount is required

to be multiplied to

equal
the denomination of such Note.
(g)
Notifications, etc. to be final
All

notifications,

opinions,

determinations,

certificates,

calculations,

quotations

and
decisions

given, expressed,

made or

obtained for

purposes of

this Condition

5, whether
by

the

Reset

Reference

Banks

(or

any

of

them)

or

the

Calculation

Agent

or

the
Independent Adviser,

will (in the

absence of wilful

default, bad faith

and manifest error)
be binding on the Issuer, the

Agents and the Holders and (in the absence of wilful

default
and bad

faith) no

liability to

the Issuer

or the

Holders will

attach to

the Reset

Reference
Banks (or any

of them), the

Calculation Agent or

the Independent Adviser

in connection
with the exercise or non-exercise by the Calculation Agent or the Independent

Adviser of
its powers, duties and discretions under this Condition 5.
(h)
Accrual of interest in the case of redemption or a Trigger

Event or a Viability Event
(i)
Subject to

Condition 8

(
Contingent Write

-down
) and

Condition 9

(
Conversion ),
if the

Notes are

to be

redeemed pursuant

to clause

(b), (c)

or (d)

of Condition

6
(
Redemption and

Purchase
), interest on

the Notes will

accrue to

(but excluding)
the

relevant

Redemption

Date,

and

will

cease

to

accrue

on

such

Redemption
Date; provided , however
,

that

if

the

payment

with

respect

to

any

Note

is
improperly withheld

or refused on

such Redemption

Date, interest

will continue
to accrue on

the principal amount

of such Note

(both before and

after judgment)
at the relevant Interest Rate to the Relevant Date.
(ii)
Upon

the

occurrence

of

a

Trigger

Event

or

a

Viability

Event,

interest

on

the
Notes will

cease to

accrue from

(and including)

the date

on which

such Trigger
Event or Viability Event

occurs.
(i)
Cancellation of interest; prohibited interest
(j)
The Issuer

may,

in its

sole discretion,

elect to

cancel all

or part

of any

payment
of

interest

on

the

Notes

(including,

for

the

avoidance

of

doubt,

any

related
Additional

Amounts)

that

is

otherwise

scheduled

to

be

paid

on

an

Interest
Payment

Date.

This

subclause

(i)(i)

is

without

prejudice

to

the

provisions

of
subclause (i)(ii)

of this

Condition 5.

Non-payment of

any amount

of interest

by
the Issuer

to the

Principal Paying

Agent will

constitute evidence

of cancellation
of the relevant payment,

whether or not notice

of cancellation has been

given by
the Issuer.
If practicable,

the Issuer

shall provide

notice of

any

cancellation of

interest (in
whole or in part) pursuant to this subclause (i)(i) to the Holders on or prior to the
relevant

Interest

Payment

Date.

If

practicable,

the

Issuer

shall

endeavour

to
provide

such

notice

at

least

five

Business

Days

prior

to

the

relevant

Interest
Payment

Date.

Failure

to

provide

such

notice

will

not

have

any

impact

on

the
effectiveness

of,

or

otherwise

invalidate,

any

such

cancellation

of

interest,

or
give Holders any rights as a result of such failure.
(ii)
The Issuer

will be

prohibited from

making, in

whole or

in part,

any payment

of
interest

on

the

Notes

(including,

for

the

avoidance

of

doubt,

any

related

10280098139-v7 79 70-41069801
Additional Amounts)

on the

relevant Interest

Payment Date

if and

to the

extent
that:
(A)
the amount

of

Distributable

Items

as

at

such

Interest

Payment

Date

is
less than

the

sum

of (1)

the

amount of

such interest

payment,

plus

(2)
all

other

payments

(other

than

redemption

payments)

made

by

UBS
Group

AG

on

or

in

respect

of

the

Notes

or

any

Parity

Obligations

or
Junior

Obligations

since

the

balance

sheet

date

of

the

Relevant
Accounts and prior to such

Interest Payment Date, plus (3)

all payments
(other than

redemption payments)

payable by

UBS Group

AG on

such
Interest

Payment

Date

on

or

in

respect

of

any

Parity

Obligations

or
Junior

Obligations,

in

the

case

of

each

of

subclauses

(1),

(2)

and

(3),
excluding

any

portion

of

such

payments

already

accounted

for

in
determining the amount of such Distributable Items; and/or
(B)
UBS

Group

AG

is

not,

or

will

not

immediately

after

the

relevant
payment

of

interest

be,

in

compliance

with

all

applicable

minimum
capital

adequacy

requirements

of

the

National

Regulations

on

a
consolidated ( Finanzgruppe
) basis

(for the

avoidance of

doubt, it

being
understood

that such

minimum

requirements

will reflect

any

reduction
in

such

requirements

granted

by

FINMA

to

the

Group

pursuant

to

the
Capital Adequacy Ordinance); and/or
(C)
FINMA has required the Issuer not to make such interest payment.
The Issuer

shall deliver

a certificate

signed by

the Authorised

Signatories to

the
Principal

Paying

Agent

and

shall

give

notice

in

accordance

with

Condition

15
( Notices
)

to

the

Holders,

in

each

case

as

soon

as

practicable

following

any
determination that

interest is

required to

be cancelled

pursuant to

this subclause
(i)(ii)

or,

where

no

such

prior

determination

is

made,

promptly

following

any
Interest

Payment

Date

on

which

interest

was

scheduled

to

be

paid

if

such
interest is being cancelled in accordance

with this subclause (i)(ii), to such effect
setting

out

brief

details

as

to

the

amount

of

interest

being

cancelled

and

the
reason therefor.

Failure to

provide such

certificate and

notice will

not have

any
impact on

the effectiveness

of, or

otherwise invalidate,

any such

cancellation or
give any Holder any rights as a result of such failure.
(iii)
If, on

any Interest

Payment Date,

any payment

of interest

scheduled to

be made
on such date is not made in full pursuant to subclause

(i)(i) or subclause (i)(ii) of
this Condition 5, UBS Group AG shall not, directly or indirectly,
(A)
recommend

to

Shareholders

that

any

dividend

or

other

distribution

in
cash

or in

kind

(other

than

in the

form

of

Ordinary

Shares) be

paid

or
made on any Ordinary Shares; or
(B)
redeem, purchase or otherwise acquire any

Ordinary Shares other than as
a Permitted Transaction,
in

each

case

unless

and

until

(x)

the

interest

payment

due

and

payable

on

the
Notes

on

any

subsequent

Interest

Payment

Date

has

been

paid

in

full

(or

an
amount equal

to the

same has

been paid

in full

to a

designated third

party trust
account for

the benefit

of the

Holders prior

to payment

by the

trustee thereof to
the

Holders

on

such

subsequent

Interest

Payment

Date)

or,

if

earlier,

(y)

all
outstanding

Notes

have

been

cancelled

in

accordance

with

these

Terms

and
Conditions.
(iv)
Payments of interest on the Notes are not cumulative. Notwithstanding any other
provision

in

these

Terms

and

Conditions,

the

cancellation

or

non-payment

of
any interest

amount by

virtue of

this Condition
5(i)

will not

constitute a

default
for any purpose (including, without limitation,

Condition 13 (
Events of Default ))
on the part of the Issuer. Any interest payment

not paid by virtue of this

10280098139-v7 80 70-41069801
Condition

5(i)

will

not

accumulate

or

be

payable

at

any

time

thereafter,

and
Holders will have no right thereto.
(v)
If UBS Group AG determines, after

consultation with FINMA, that the Notes do
not,

or

will

cease

to,

fully

qualify

as

Additional

Tier

1

Capital,

(A)

the

Issuer
shall

not,

to

the

extent

permitted

under

National

Regulations,

exercise

its
discretion pursuant

to subclause

(i)(i) of

this Condition

5 to

cancel any

interest
payments

due

on

the

Notes

on

any

Interest

Payment

Date

following

the
occurrence

of

such

determination,

and

(B)

the

Issuer

shall

give

notice

to

the
Holders

in accordance

with Condition

15 (
Notices
) as

soon as

practicable

after
such

determination

stating

that the

Issuer

may

no longer

exercise

its discretion
pursuant

to subclause

(i)(i)

of this

Condition

5 to

cancel any

interest payments
as from the date of such notice.
6.
REDEMPTION AND PURCHASE
(a)
No fixed redemption date
The Notes are

perpetual securities in

respect of

which there

is no fixed

redemption date.
Unless

previously

redeemed

(including

by

way

of

Conversion

pursuant

to

Condition

9
( Conversion
))

or

purchased

and

cancelled

in

accordance

with

this

Condition

6

and
subject to Condition 8 ( Contingent Write-down ) and Condition 9 ( Conversion ), the Notes are perpetual

and may only

be redeemed or

purchased in accordance

with this Condition
6.
(b)
Redemption at the option of the Issuer
Subject

to

clause

(e)

of

this Condition

6,

the Issuer

may

elect, in

its sole

discretion,

to
redeem

the

Notes,

in

whole

but

not

in

part,

on

the

First

Call

Date

or

any

Interest
Payment

Date thereafter

at their

aggregate

principal amount,

together

with any

accrued
and unpaid interest thereon to (but excluding) the relevant Redemption

Date.
(c)
Redemption due to a Tax

Event
(i)
Subject to

clause (e)

of this

Condition 6,

upon the

occurrence of

a Tax

Event at
any

time

after

the

Issue

Date,

the

Issuer

may

elect,

in

its

sole

discretion,

to
redeem the

Notes, in

whole but

not in

part, on

the relevant

Redemption Date

at
their aggregate

principal amount,

together with

any accrued

and unpaid

interest
thereon to (but excluding) such Redemption Date.
(ii)
A "
Tax

Event
" will

have occurred

if the

Issuer in

making any

payments on

the
Notes

(A)

has

paid,

or

will

or

would

on

the

next

payment

date

be

required

to
pay,

Additional Amounts,

or (B)

has paid,

or will

or would

be required

to pay,
any additional Tax

in respect of

the Notes, in

the case of

each of subclauses

(A)
and

(B),

under

the

laws

or

regulations

of

a

Tax

Jurisdiction

or

any

political
subdivision

thereof or

any authority

of or

in a

Tax

Jurisdiction or

any political
subdivision thereof having the power

to impose, levy,

collect, withhold or assess
Taxes,

including, without

limitation, any

treaty to

which a

Tax

Jurisdiction is

a
party,

or

any

generally

published

application

or

interpretation

of

such

laws
(including, without

limitation, a

decision of

any court

or tribunal,

any generally
published application or interpretation of such laws by

any relevant tax authority
or

any

generally

published

pronouncement

by

any

relevant

tax

authority),

and
the Issuer cannot avoid the foregoing by taking

measures reasonably available to
it.
(d)
Redemption due to a Regulatory Event
(i)
Subject

to

clause

(e)

of

this Condition

6,

upon

the

occurrence

of

a

Regulatory
Event at any time after the Issue Date, the Issuer may elect,

in its sole discretion,
to redeem the Notes, in whole but not in part, on the relevant

Redemption Date at
their aggregate

principal amount,

together with

any accrued

and unpaid

interest
thereon to (but excluding) such Redemption Date.

10280098139-v7 81 70-41069801
(ii)
A " Regulatory Event
" will have

occurred if any

of the Notes

ceases to be

eligible
in full to be (A)

treated as Additional Tier

1 Capital, and/or (B) counted

towards
either

the

Going-Concern

LR

Requirement

or

the

Going-Concern

RWA
Requirement (or both).
(e)
Conditions for redemption
(i)
If the

Issuer elects

to redeem

the Notes

pursuant to

clause (b),

(c) or

(d) of

this
Condition 6, then

the Issuer shall give

the Holders not

less than 15

and not more
than

60

days'

prior

notice

in

accordance

with

Condition

15

(
Notices
)

(a
" Redemption Notice
"), which notice

shall, subject to

subclauses (ii) and

(iii) of
this

clause

(e),

be

irrevocable

and

specify

(x)

the

clause

of

this

Condition

6
pursuant to which

the redemption is

to be made,

and (y) the

date (which date,

in
the case of a redemption pursuant to clause (c) or (d) of this Condition 6,

shall be
a Payment Business

Day) on which

the Issuer will

redeem the Notes

pursuant to
such clause of this Condition 6 (such specified date, the " Redemption Date ").
(ii)
The

Issuer

may

only

redeem

the

Notes

pursuant

to

clause

(b)

or

(c)

of

this
Condition

6

on

the

relevant

Redemption

Date

if

FINMA

has

approved

such
redemption on or prior to

such Redemption Date, if such

approval is then required
under applicable Swiss laws and regulations.
(iii)
The Issuer may only redeem the Notes pursuant

to any clause of this Condition 6
on

the

relevant

Redemption

Date

if

no

Trigger

Event

or

Viability

Event

has
occurred prior to such Redemption Date.
(iv)
If

the

Issuer

elects

to

redeem

the

Notes

pursuant

to

clause

(c)

or

(d)

of

this
Condition 6,

then prior

to the

publication of

the Redemption

Notice pursuant

to
subclause

(e)(i)

of

this

Condition

6,

the

Issuer

shall

deliver

to

the

Principal
Paying Agent

(A) a

certificate signed

by the

Authorised Signatories

stating that
the relevant requirement

or circumstance giving rise

to the right to redeem under
clause

(c)

or (d),

as

applicable, of

this

Condition

6

is

satisfied

and

the

reasons
therefor and

such certificate will be

conclusive and

binding on

the Holders,

and
(B) in the case of a redemption pursuant to clause (c) of this Condition 6 only,

an
opinion

of

independent

legal

advisers

of

recognised

standing

to

the

effect

that
circumstances entitling the Issuer to exercise its right of

redemption under clause
(c) of this Condition 6 have arisen.
(f)
Purchases
The Issuer or

any other

member of the

Group or

any of their

respective affiliates

may at
any

time

purchase

Notes

at

any

price

in

the

open

market

or

otherwise,
provided that
(i)

such

purchase

complies

with

any

limits

or

conditions

to

which

any

member

of

the
Group

is

subject

under

applicable

banking

laws

and

regulations

at

the

time

of

such
purchase,

(ii)

other

than

in the

case

of

purchases

made

in connection

with

stabilisation
measures in compliance

with applicable law or

in connection with any

market making in
the Notes,

FINMA has

approved such

purchase (if

such approval

is then

required under
applicable Swiss laws and

regulations) on or prior

to the date

of such purchase, and

(iii) no
Trigger

Event

or

Viability

Event

has

occurred

prior

to

the

date

of

such

purchase.

Any
Notes so purchased may, at the option of the Issuer, be held, reissued, resold or cancelled.
(g)
Cancellation
All

Notes

redeemed

in

accordance

with

this

Condition

6

or

by

way

of

Conversion
pursuant

to

Condition

9

(
Conversion
)

will

be

cancelled

and

may

not

be

reissued

or
resold; provided , however
,

that,

in

the

case

of

Notes

redeemed

by

way

of

Conversion,
the

Issuer

will

not

take

any

action

to

cause

such

Notes

to

be

removed

from

the

main
register ( Hauptregister
) of

the Intermediary

prior to

the later

of (i)

the Conversion

Date
and

(ii)

the

date

on

which

the

relevant

Ordinary

Shares

and/or

cash

proceeds

to

be
delivered

by

the Settlement

Share Depository

or the

Settlement

Shares

Offer

Agent,

as
the case may be, to

the relevant Holders pursuant

to Condition 9 (
Conversion ) have been
delivered.

10280098139-v7 82 70-41069801
(h)
Redemption of other instruments
For the avoidance

of doubt,

it is understood

that, if, upon

the occurrence

of a Tax

Event
or

a

Regulatory

Event,

the

Issuer

does

not

elect

to

redeem

the

Notes

pursuant

to

this
Condition

6,

nothing

in

this

Condition

6

or

any

other

provision

of

these

Terms

and
Conditions

will

prohibit

the

Issuer

from

redeeming

(whether

early,

at

maturity

or
otherwise)

any

other

instruments

issued

by

any

member

of

the

Group

pursuant

to

the
terms thereof.
7.
TRIGGER EVENT AND VIABILITY EVENT
(a)
Trigger Event
(i) Upon the occurrence of a Trigger Event:
(A)
if

such

Trigger

Event

occurs

prior

to

the

occurrence

of

a

Conversion
Capital

Availability

Event,

a

Contingent

Write-down

will

occur

on

the
applicable Trigger

Event Write

-down Date

in accordance

with Condition
8 ( Contingent Write-down ); or
(B)
if

such

Trigger

Event

occurs on

or

after the

occurrence

of a

Conversion
Capital

Availability

Event,

a

Conversion

will

occur

on

the

applicable
Trigger

Event

Conversion

Date

in

accordance

with

Condition

9
( Conversion ).
(ii)
A

"
Trigger

Event
"

will

have

occurred

if

the

Issuer

gives

the

Holders

a

Trigger
Event Notice in accordance with clause (b) of this Condition 7.
(b)
Trigger Event Notice
(i)
If,

with

respect

to

any

Publication

Date,

the

Trigger

CET1

Ratio

as

of

such
Publication

Date

is

less

than

the

Threshold

Ratio,

the

Issuer

shall,

subject

to
subclauses (ii)

and (iii)

of this

Condition 7(b),

give a

notice (a

"
Trigger

Event
Notice
")

to

the

Holders

in

accordance

with

Condition

15

(
Notices
)

(x)

if

such
Publication Date

is an

Ordinary Publication

Date, within

five Business

Days of
such Ordinary

Publication Date

(such fifth

Business Day,

the "
Trigger

Breach
Determination

Date
",

and

the

date

of

such

notice,

the

"
Ordinary

Trigger
Event

Notice

Date
"),

and

(y)

if

such

Publication

Date

is

an

Extraordinary
Publication

Date,

on such

Extraordinary

Publication

Date

(the "
Extraordinary
Trigger Event Notice

Date
"), which notice shall:
(A)
if

such

Trigger

Event

Notice

is

given

prior

to

the

occurrence

of

a
Conversion

Capital

Availability

Event

(1)

state

that

the

Trigger

CET1
Ratio as of such Publication

Date is less than the Threshold Ratio,

and a
Contingent

Write-down

will

take

place,

and

(2)

specify

the

date

on
which

the

Contingent

Write-down

will

take

place,

which

date

shall,
subject

to

postponement

pursuant

to

subclause

(ii)

of

this

Condition
7(b), be no later than 10 Business Days

after the date of such notice (the
"
Trigger Event Write

-down Date
"); or
(B)
if

such

Trigger

Event

Notice

is

given

on

or

after

the

occurrence

of

a
Conversion

Capital Availability

Event, (1)

state that

the Trigger

CET1
Ratio as of such Publication Date

is less than the Threshold Ratio, and

a
Conversion

will

take

place,

(2)

specify

the

date

on

which

the
Conversion

will

take

place,

which

date

shall,

subject

to

postponement
pursuant

to

subclause

(ii)

of

this

Condition

7(b),

be

no

more

than

20
Business

Days

after

the

date

of

such

notice

(the

"
Trigger

Event
Conversion

Date
"),

(3)

specify

the

Conversion

Price

in

effect

on

the
date

of

such

Trigger

Event

Notice,

and

(4)

specify

the

details

of

the
arrangement for

the settlement of

the Conversion

(including whether

or
not the Issuer will appoint a Settlement Shares Offer Agent to conduct

a

10280098139-v7 83 70-41069801
Settlement Shares

Offer

and, if

the Settlement

Share Depository

is not
SIX SIS, the details of the Settlement Share Depository).
(ii)
If a Trigger

Event Notice is required

to be given pursuant

to subclause (i) of

this
Condition

7(b),

and

on

the

relevant

Publication

Date

any

Higher-Trigger
Contingent

Capital

is

outstanding

with

respect

to

which

either

(x)

no

Higher-
Trigger

Write-down/Conversion

Notice

has

been

given

prior

to

the

Trigger
Event

Notice

Date

or

(y)

a

Higher-Trigger

Write-down/Conversion

Notice

has
been given

prior to

the Trigger

Event Notice

Date, but the

Trigger Event

Write-
down Date

or the

Trigger Event

Conversion Date,

as applicable,

is scheduled

to
occur prior to the relevant Higher-Trigger

Write-down/Conversion Date,
(A)
in

the

case

of

subclause

(x)

above,

the

giving

of

such

Trigger

Event
Notice will be postponed until

the date on which a

Higher-Trigger Write-
down/Conversion

Notice

has

been

given

with

respect

to

all

such
outstanding

Higher-Trigger

Contingent

Capital

and

such

date

will

be
deemed to be the Trigger Event Notice Date; and
(B)
in the

case of

subclauses (x)

and (y)

above, if

the Trigger

Event Write-
down

Date

or

the

Trigger

Event

Conversion

Date,

as

applicable,

is
scheduled to

occur prior

to the

Higher-Trigger

Write-down/Conversion
Date

(or,

in

the

case

of

more

than

one

Higher-Trigger

Write-
down/Conversion

Date,

the

latest

Higher-Trigger

Write-
down/Conversion

Date),

the

Trigger

Event

Write-down

Date

or

the
Trigger

Event Conversion

Date, as

applicable, will

be postponed

to the
Higher-Trigger

Write-down/Conversion

Date

(or

the

latest

Higher-
Trigger

Write-down/Conversion

Date,

as

applicable)

and

such
postponement shall be specified in such Trigger Event

Notice.
(iii)
If (A) a

Trigger Event

Notice is required

to be given

pursuant to subclause

(i) of
this Condition

7(b) in

relation to

an Ordinary

Publication Date,

and (B)

prior to
the

earlier

of

the

Ordinary

Trigger

Event

Notice

Date

and

the

Trigger

Breach
Determination Date, FINMA, upon

the request of UBS Group AG,

has agreed in
writing

that

a

Contingent

Write-down

or

a

Conversion,

as

applicable,

is

not
required as

a result of

actions taken

by the Group

or circumstances

or events,

in
each

case,

that

have

had,

or

imminently

will

have,

the

effect

of

restoring

the
CET1

Ratio

as

of

the

Balance

Sheet

Date

relating

to

the

relevant

Ordinary
Publication Date,

after giving

pro forma

effect to

such actions, circumstances

or
events,

to

a

level

above

the Threshold

Ratio

that

FINMA

and

UBS Group

AG
deem, in their sole discretion, to be adequate at

such time, (x) the Issuer shall not
give such

Trigger

Event Notice

pursuant

to subclause

(i) of

this Condition

7(b)
in relation to the relevant Ordinary Publication Date, and (y) the Issuer shall give
notice

to

the

Holders

on

or

prior

to

the

Trigger

Breach

Determination

Date

in
accordance

with

Condition

15

(Notices),

which

notice

shall

state

that

no
Contingent

Write-down

or

Conversion,

as

applicable,

will

occur

in

relation

to
the relevant Ordinary Publication Date.
(c)
Viability Event
(i)
Subject to clause (e)

of this

Condition 7, upon the

occurrence of a

Viability Event:
(A)
the Issuer shall

give notice

(a "
Viability

Event Notice
") to

the Holders
in accordance

with Condition 15

(
Notices
) within three

days of the

date
on which such Viability Event occurred,

which notice shall:
(1)
if

such

Viability

Event

occurs

prior

to

the

occurrence

of

a
Conversion Capital

Availability

Event, (x) state

that a Viability
Event has occurred and a

Contingent Write-down will take place
and

(y)

specify

the

date

on

which

the

Contingent

Write-down
will

take

place,

which

date

shall

be

no

later

than

10

Business

10280098139-v7 84 70-41069801
Days

after

the

date

of

such

notice

(such

specified

date,

the
" Viability Event Write-down Date "); or
(2)
if

such

Viability

Event

occurs

on

or

after

the

occurrence

of

a
Conversion Capital Availability

Event, (w) state that a Viability
Event

has

occurred

and

a

Conversion

will

take

place,

(x)
specify the date on which the Conversion will take

place, which
date

shall

be

no

more

than

20

Business

Days

following

the
occurrence

of

the

Viability

Event

(the

"
Viability

Event
Conversion

Date
"),

(y) specify

the Conversion

Price

in effect
on the

date of

such Viability

Event

Notice, and

(z) specify

the
details of the arrangements

for the settlement of

the Conversion
(including,

if

the

Settlement

Share

Depository

is

not

SIX

SIS,
the details of the Settlement Share Depository); and
(B)
if

such

Viability

Event

occurs prior

to the

occurrence

of a

Conversion
Capital Availability

Event,

a Contingent

Write-down

will occur

on the
applicable Viability

Event Write-down

Date in

accordance Condition

8
( Contingent Write-down ); or
(C) if such Viability Event occurs on or after the occurrence of a Conversion
Capital

Availability

Event,

a

Conversion

will

occur

on

the

applicable
Viability

Event

Conversion

Date

in

accordance

with

Condition

9
( Conversion ).
(ii)
A " Viability Event
" will have occurred

if prior to

an Alternative Loss Absorption
Date (if any):
(A)
FINMA has notified

UBS Group AG

in writing that

it has determined

a
conversion or write-down,

as applicable, of holders' claims

in respect of
the

Notes

and

all

other

capital

instruments

issued

by,

or

other

capital
obligations

(whether

qualifying

fully

or

partially

for

capital

treatment)
of,

any

member

of

the

Group

that,

pursuant

to

their

terms

or

by
operation

of law,

are capable

of being

converted into

equity or

written
down

at

that

time,

is,

because

customary

measures

to

improve

the
Group Holding

Company's capital

adequacy

are at

the time

inadequate
or

infeasible,

an

essential

requirement

to

prevent

the

Group

Holding
Company from

becoming insolvent,

bankrupt, unable

to pay

a material
part of its debts as they fall due or unable to carry on its business; or
(B)
customary

measures

to improve

the

Group

Holding

Company's capital
adequacy being

at the time

inadequate or infeasible,

the Group Holding
Company has

received an

irrevocable commitment

of direct

or indirect
extraordinary

support

from

the

Public

Sector

(beyond

customary
transactions

and

arrangements

in

the

ordinary

course)

that

has,

or
imminently

will

have,

the

effect

of

improving

the

Group

Holding
Company's capital adequacy

and without which,

in the determination

of
(and

as

notified

in

writing

by)

FINMA,

the

Group

Holding

Company
would

have

become

insolvent,

bankrupt,

unable

to

pay

a material

part
of its debts as they fall due or unable to carry on its business.
For

the

avoidance

of

doubt,

it

is

understood

that

a

Viability

Event

may

occur
irrespective

of

whether

or

not a

Trigger

Event

has

occurred

or

whether

any

of
the conditions to the issuance of a Trigger Event

Notice have been met.
(d)
Determination of CET1 Ratio and Trigger

CET1 Ratio
With respect

to any

Publication Date,

(i) the

CET1 Ratio

as of

the relevant

Balance Sheet
Date, (ii)

the Trigger

CET1 Ratio

as of

such Publication

Date and

(iii) the

components of
both of the foregoing,

in each case, as published on

such Publication Date, will be

final for
purposes of this Condition 7, and any revisions, restatements or adjustments to any of

10280098139-v7 85 70-41069801
the

calculations

described

in

subclauses

(i)

through

(iii)

of

this

clause

(d)

subsequently
published will have no effect for purposes of this Condition 7.
(e)
Alternative loss absorption
In

the

event

of

the

implementation

of

any

new,

or

amendment

to

or

change

in

the
interpretation of

any existing, laws

or components

of National

Regulations, in

each case
occurring after the Issue Date, that alone or together with

any other law(s) or regulation(s)
has, in

the joint

determination of

UBS Group

AG and

FINMA, the

effect that

clause (c)
of this Condition

7 could cease

to apply to

the Notes without

giving rise to

a Regulatory
Event, then

the Issuer

shall give

notice to

the Holders

in accordance

with Condition

15
( Notices
) no later than five Business

Days after such joint determination

stating that such
provisions

will

cease

to

apply

from

the

date

of

such

notice

(the

"
Alternative

Loss
Absorption Date
"), and from the date of such notice, such provisions

will cease to apply
to the Notes.
(f)
Conversion Capital Availability Event
(i)
A "
Conversion Capital Availability

Event
" will have occurred on the first date
after

the

Issue

Date

on

which

an

amendment

to

the

Articles

of

Association

is
registered

in

the

main

register

(
Hauptregister
)

of

the

Commercial

Register
( Handelsregister
)

of

the

Canton

of

Zurich

as a

result

of

which

the

Conversion
Capital provided for in

the Articles of

Association meets or exceeds

the Minimum
Conversion

Capital

Availability

Amount.

For

purposes

of

these

Terms

and
Conditions, a Conversion Capital Availability

Event may occur only once
.
For purposes of the definition of

Conversion Capital Availability Event:
" Articles of Association
" means, at

any time, the

articles of association

(
Statuten )
of UBS Group AG in effect at such time.
"
Minimum Conversion

Capital Availability

Amount
" means, at any time,

the
amount of Conversion

Capital that UBS

Group AG would

require in order

for it
to create and issue:
(A)
the number of Ordinary Shares into which the

Notes outstanding at such
time would be

converted if they were

to be converted

at the Conversion
Price in effect at

such time and

otherwise in accordance with

these Terms
and Conditions; and
(B)
if any Other Tier 1 Contingent

Convertible Capital Notes are outstanding
at such time,

the number of

Ordinary Shares into which

such Other Tier 1
Contingent

Convertible

Capital Notes

would be

converted if

they were
to

be

converted

at

the

conversion

price

then

in

effect

pursuant

to,

and
otherwise in accordance with, their respective terms at such time, in each case, out of such Conversion Capital.
"
Other

Tier

1

Contingent

Convertible

Capital

Note
"

means

any

capital
instrument (other than the Notes) that:
(A)
is

eligible

in

full

to

be

(x) treated

as

Additional

Tier 1

Capital

and
(y)

counted

towards

either

the

Going-Concern

LR

Requirement

or

the
Going-Concern RWA

Requirement (or both); and
(B)
subject to the terms and conditions thereof, is

to be:
(x) converted into Ordinary Shares; or
(y)
after

a

Conversion

Capital

Availability

Event

(or

equivalent
event

described

in

the

terms

and

conditions

thereof)

occurs,
converted into Ordinary Shares,

10280098139-v7 86 70-41069801
in either case,

when the

CET1 Ratio (or equivalent

capital measure of

the
Group described in

the terms

and conditions thereof)

falls below

a certain
threshold and/or a Viability

Event (or equivalent event described in the
terms and conditions thereof) occurs.
As

of

15

February

2024,

the outstanding

Other

Tier

1

Contingent

Convertible
Capital

Notes

consisted

of

(1)

the

9.250

per

cent.

Tier

1

Capital

Notes

(ISIN:
US902613BF40 (144A); USH42097ES26 (Reg S)) issued by UBS Group

AG in
an aggregate principal amount of USD 1,750,000,000 on 13 November 2023,
(2)

the

9.250

per

cent.

Tier

1

Capital

Notes

(ISIN:

US902613BE74

(144A);
USH42097ER43

(Reg S))

issued by

UBS Group

AG in

an aggregate

principal
amount

of

USD

1,750,000,000

on

13

November

2023,

and

(3)

the

7.750

per
cent.

Tier

1

Capital

Notes

(ISIN:

US902613BK35

(144A);

USH42097EW38
(Reg S))
issued

by

UBS

Group

AG

in

an

aggregate

principal

amount

of

USD
1,000,000,000 on 12 February 2024.
(ii)
If

a

Conversion

Capital

Availability

Event

occurs

at

any

time

on

or

prior

to

a
Trigger

Event

or

a

Viability

Event,

the

Issuer

shall

as

soon

as

practicable
thereafter

deliver

to

the

Principal

Paying

Agent

and

the

Settlement

Agent

a
certificate

signed

by

the

Authorised

Signatories

and

notice

to

the

Holders

in
accordance

with

Condition 15

(
Notices
), in

each case

stating that

a Conversion
Capital Availability Event has occurred and the date on which it occurred.
8.
CONTINGENT WRITE-DOWN
If the Issuer has

given a Trigger Event Write-down Notice

or a Viability Event Write-down Notice
in accordance with Condition 7 (
Trigger Event and Viability

Event
), then on the relevant Write-
down Date:
(a)
the full principal amount of, and any

accrued and unpaid interest (whether or

not due and
payable)

on,

each

Note

will

automatically

be

written

down

to

zero,

the

Notes

will

be
cancelled

and

all

references

to

the

principal

amount

of

the

Notes

in

these

Terms

and
Conditions will be construed accordingly;
(b)
the

Holders

will

be

automatically

deemed

to

have

irrevocably

waived

their

right

to
receive, and

will no

longer have

any rights

against the

Issuer with

respect to,

repayment
of the aggregate principal amount of, and payment of any

accrued and unpaid interest on,
the

Notes

written

down

pursuant

to

subclause

(a)

of

this

Condition

8

(
bedingter
Forderungsverzicht ); and
(c)
all

rights

of

any

Holder

for

payment

of

any

amounts

under

or

in

respect

of

the

Notes
(including,

without

limitation,

any

amounts

arising

as

a

result

of,

or

due

and

payable
upon the

occurrence of,

an Event

of Default)

will become

null and

void, irrespective

of
whether

such

amounts

have

become

due

and

payable

prior

to

the

date

of

the

relevant
Trigger

Event Notice

or Viability

Event Notice,

as the

case may

be, or

the Write

-down
Date.
9.
CONVERSION
(a)
Conversion upon a Trigger Event or a Viability Event
If the Issuer has

given a Trigger Event

Conversion Notice or a

Viability Event Conversion
Notice in accordance with Condition 7 (
Trigger Event and Viability

Event
), then:
(i)
each Note shall,

subject to and as

provided in this

Condition 9, be

redeemed and
settled (the " Conversion ") on the applicable Conversion Date by (x) the delivery of new

fully paid

Ordinary Shares

to the

Settlement Share

Depository on

behalf
of the Holders, and (y) the cancellation

of any accrued and unpaid interest on

the
Notes (whether or not due and payable); and
(ii) receipt by the Settlement Share Depository of such number of Ordinary Shares as is required to satisfy in

full its obligation to deliver Ordinary

Shares in respect of
the Conversion on the applicable Conversion Date shall be a good and complete

10280098139-v7 87 70-41069801
discharge

of the

Issuer's (and,

if UBS

Group

AG is

not the

Issuer,

UBS Group
AG's) obligations in respect of the Notes.
In the case of the

Ordinary Shares to be

delivered upon Conversion, as from

the applicable
Share Creation Date

for such Ordinary

Shares, there is

no provision for

the reconversion
of such Ordinary Shares into Notes.
(b)
Recourse for Ordinary Shares
Holders

shall

have

recourse

only

to

the

Issuer

for

the

issue

and

delivery

of

Ordinary
Shares to the Settlement Share Depository

pursuant to these Terms

and Conditions. After
such delivery to the Settlement Share Depository,

Holders shall have recourse only to the
Settlement

Share

Depository

(or

any

relevant

intermediary)

for

the delivery

to

them

of
such Ordinary Shares or,

in the circumstances described in clause

(h) of this Condition 9,
any cash amounts to which such Holders are entitled under clause (h) of this Condition

9.
(c)
Conversion Price and determination of number of Ordinary Shares
(i)
Upon the occurrence

of a Conversion Event,

as at the date

on which the

relevant
Trigger

Event

Conversion

Notice

or

Viability

Event

Conversion

Notice

is
published, each Holder shall be deemed to have accepted, and hereby accepts and agrees, (A)

to the

conversion of

its holding

of Notes

into Ordinary

Shares at

the
Conversion Price provided for herein and that, where necessary under

Swiss law,
the Settlement Agent shall effect such conversion on such Holder's behalf,

and
(B) that

its obligation

to pay

up the

Ordinary Shares

to be

issued shall

be set

off
against

its claim

for

repayment

of the

principal

amount upon

redemption

of the
Notes, which

claim shall

be deemed

to be

due and

payable immediately

prior to
the time on

the Share Creation

Date when, as

a matter of

Swiss law,

the relevant
Ordinary Shares are paid up. Such Ordinary Shares shall be paid up and issued on the Share

Creation Date

whereupon the

Holders shall

cease as

a matter

of Swiss
law to be treated

for all purposes under

Swiss law as Holders

and shall instead

as
of such date be treated for all purposes under Swiss law as Shareholders.

(ii)
Subject

to

clause

(g)

of

this

Condition

9,

the

Issuer,

with

the

assistance

of

the
Settlement Agent, where necessary under Swiss law, shall issue and deliver to the
Settlement Share

Depository on

the applicable

Conversion Date such

number of
Ordinary

Shares

in

respect

of

each

Holder

as

is

determined

by

the

Settlement
Agent by

dividing the

aggregate principal

amount of

Notes held by

such Holder
on the

applicable Conversion

Date by

the Conversion

Price in effect

on the date
of

relevant

Trigger

Event

Conversion

Notice

or

Viability

Event

Conversion
Notice, as

the case

may be.

The Settlement

Agent shall

determine such

number
of Ordinary

Shares in

accordance with

this subclause

(ii) as

soon as

practicable
after

publication

of

the

relevant

Trigger

Event

Conversion

Notice

or

Viability
Event Conversion Notice, as applicable.
(iii)
The

initial

Conversion

Price

per

Ordinary

Share

in

respect

of

the

Notes

is
specified in the definition

thereof. The Conversion

Price is subject to

adjustment
to

(and

including)

the date

of the

relevant

Trigger

Event

Conversion

Notice

or
Viability

Event

Conversion

Notice,

as

the

case

may

be,

in

the

circumstances
described in clause (d) below.
(d)
Anti-dilution adjustment of the Conversion

Price
(i)
Upon the occurrence of

any of the

events described below after

15 February 2024,
the Conversion Price will be adjusted by the Issuer as follows:
(A)
If there

is a consolidation,

reclassification, redesignation

or subdivision
in

relation

to

the

Ordinary

Shares

that

alters

the

number

of

Ordinary
Shares in issue, the Conversion Price will be adjusted by multiplying the
Conversion

Price

in

force

immediately

prior

to

such

consolidation,
reclassification,

redesignation

or subdivision

by the

following

fraction:

10280098139-v7 88 70-41069801
A
is

the

aggregate

number

of

Ordinary

Shares

in

issue
immediately

before

such

consolidation,

reclassification,
redesignation or subdivision, as the case may be; and
B
is

the

aggregate

number

of

Ordinary

Shares

in

issue
immediately

after,

and

as

a

result

of,

such

consolidation,
reclassification,

redesignation

or subdivision,

as the

case may
be.
Such

adjustment

will

become

effective

on

the

date

on

which

the
consolidation, reclassification,

redesignation or

subdivision, as

the case
may be, takes effect.
(B) If UBS Group AG issues any Ordinary Shares to Shareholders as a class credited

as

fully

paid

by

way

of

capitalisation

of

profits

or

reserves
(including

any

share

premium

account

or

capital

redemption

reserve)
other

than

(x)

where

any

such Ordinary

Shares

are

or

are to

be

issued
instead of the whole

or part of a Cash Distribution

that the Shareholders
would

or

could

otherwise

have

elected

to

receive,

(y)

where

the
Shareholders

may

elect

to

receive

a

Cash

Distribution

in

lieu

of

such
Ordinary

Shares

or

(z)

where

any

such

Ordinary

Shares

are

or

are
expressed

to

be

issued

in

lieu

of

a

dividend

(whether

or

not

a

Cash
Distribution

equivalent or

amount is

announced or

would otherwise

be
payable to

the Shareholders,

whether at their

election or

otherwise), the
Conversion

Price will

be adjusted

by multiplying

the Conversion

Price
in force immediately prior to such issue by the following fraction:

A
is

the

aggregate

number

of

Ordinary

Shares

in

issue
immediately before such issue; and
B
is

the

aggregate

number

of

Ordinary

Shares

in

issue
immediately after such issue.
Such

adjustment

shall

become

effective

on

the

date

of

issue

of

such
Ordinary Shares.
(C)
If

UBS

Group

AG

makes

or

pays

an

Extraordinary

Distribution

to
Shareholders,

the Conversion

Price will

be adjusted

by multiplying

the
Conversion Price in force immediately prior to the Effective

Date by the
following fraction:

A
is

the

Current

Market

Price

of

one

Ordinary

Share

on

the
Effective

Date

(translated,

if

necessary,

into

the

Relevant
Currency at the Prevailing Rate on the Effective Date); and
B
is

the

portion

of

the

aggregate

Extraordinary

Distribution
attributable

to

one

Ordinary

Share,

with

such

portion

being
determined

by

dividing

the

aggregate

Extraordinary
Distribution

by

the

number

of

Ordinary

Shares

entitled

to
receive

the

relevant

Extraordinary

Distribution.

If

the
Extraordinary

Distribution

shall

be

expressed

in

a

currency
other than the Relevant Currency,

it shall be converted into the
Relevant

Currency

at

the

Prevailing

Rate

on

the

relevant
Effective Date.

10280098139-v7 89 70-41069801
Such adjustment shall become effective on the

Effective Date.
For purposes of

this subclause (C),

"
Effective Date
" means (x)

the first
date

on

which

the

Ordinary

Shares

are

traded

ex-the

Extraordinary
Distribution

on

the

Relevant

Stock

Exchange

or

(y)

if

there

is

no
Relevant

Stock

Exchange,

the

first

date

upon

which

the

adjusted
Conversion Price is capable of being

determined in accordance with this
subclause (C).
(D)
If UBS Group

AG issues Ordinary

Shares to Shareholders

as a class

by
way of

rights or

UBS Group

AG or

any other

member of

the Group

or
(at

the

direction

or

request

or

pursuant

to

arrangements

with

UBS
Group AG

or any

other member

of the

Group) any

other Person

issues
or

grants

to

Shareholders

as

a

class

by

way

of

rights,

any

options,
warrants or other rights to

subscribe for or purchase Ordinary

Shares, or
any

Securities that

by their

terms of

issue carry

(directly

or indirectly)
rights of conversion

into, or exchange

or subscription

for, any

Ordinary
Shares (or shall grant

any such rights in respect

of existing Securities so
issued),

in

each

case

at

a price

per

Ordinary

Share

that

is less

than

95
per

cent.

of

the

Current

Market

Price

per

Ordinary

Share

on

the
Effective

Date

(translated,

if

necessary,

into

the

Relevant

Currency

at
the Prevailing Rate

on the Effective

Date), the Conversion

Price will be
adjusted by multiplying the Conversion Price in force

immediately prior
to the Effective Date by the following fraction:

A
is the number

of Ordinary Shares

in issue on the

Effective Date;
B
is

the

number

of

Ordinary

Shares

that

the

aggregate
consideration (if any) receivable for the Ordinary Shares issued by way

of rights,

or for the

Securities issued

by way of

rights,
or for

the options

or warrants

or other

rights issued

by way

of
rights and

for the

total number

of Ordinary

Shares deliverable
on the exercise thereof, would purchase at such Current Market
Price

per

Ordinary

Share

on

the Effective

Date

(translated,

if
necessary, into the Relevant Currency at the Prevailing Rate on the Effective Date); and
C
is the number of Ordinary Shares

to be issued or the maximum
number of Ordinary Shares that may be issued upon exercise of such options, warrants or

rights calculated as

at the date of

issue
of

such

options,

warrants

or

rights

or

upon

conversion

or
exchange

or

exercise

of

rights

of

subscription

or

purchase

in
respect thereof at the initial conversion, exchange, subscription or purchase price or rate, as the case may be,
provided
that, if on

the Effective

Date, such number

of Ordinary Shares
is to be

determined by reference

to the application

of a formula

or other
variable feature or the occurrence

of any event at some subsequent

time,
then for the purposes of

this subclause (D), "C" will be

determined by the
application of such formula or variable

feature or as if the relevant event
occurs or had occurred as at the Effective Date and as

if such conversion,
exchange,

subscription,

purchase

or

acquisition

had

taken

place

on

the
Effective Date.
Such adjustment shall become effective on the Effective

Date.
For purposes of

this subclause (D),

"
Effective Date
" means (x)

the first
date on which the Ordinary Shares are traded ex-rights, ex-options or ex-
warrants on the Relevant Stock Exchange or (y) if there is no Relevant

10280098139-v7 90 70-41069801
Stock Exchange, the first date upon which the adjusted Conversion Price is capable of being determined in accordance with this subclause (D).
For purposes

of any

calculation of

the consideration

receivable or

price
pursuant to this subclause (D), the following provisions shall apply:
(1)
the

aggregate

consideration

receivable

or

price

for

Ordinary
Shares issued for cash shall be the amount of such cash;
(2)
(x) the aggregate

consideration receivable

or price for

Ordinary
Shares

to

be

issued

or

otherwise

made

available

upon

the
conversion or

exchange of

any Securities

will be

deemed to

be
the

consideration

or

price

received

or

receivable

for

any

such
Securities

and

(y)

the

aggregate

consideration

receivable

or
price

for

Ordinary

Shares

to

be

issued

or

otherwise

made
available upon

the exercise of

rights of subscription

attached to
any Securities

or upon

the exercise

of any

options, warrants

or
rights will

be deemed

to be that

part (which

may be the

whole)
of

the

consideration

or

price

received

or

receivable

for

such
Securities or,

as the

case may

be, for

such options,

warrants or
rights

that

are

attributed

by

UBS

Group

AG

to

such

rights

of
subscription

or,

as

the

case

may

be,

such

options,

warrants

or
rights or, if no part of such consideration or price

is so attributed,
the Fair

Market

Value

of such

rights of

subscription

or,

as the
case may

be, such

options, warrants

or rights

as at

the relevant
Effective Date, plus in the case of each of subclauses (x) and (y)
above, the additional minimum consideration receivable or price
(if any)

upon the

conversion or

exchange of

such Securities,

or
upon the exercise of

such rights or subscription attached

thereto
or,

as the

case may

be, upon

exercise of

such options,

warrants
or

rights,

and

(z)

the

consideration

receivable

or

price

per
Ordinary Share upon the conversion or exchange of, or upon the exercise

of

such

rights

of

subscription

attached

to,

such
Securities

or,

as

the

case

may

be,

upon

the

exercise

of

such
options, warrants or rights will be the aggregate consideration or price referred

to in

subclause (x)

or (y)

above (as

the case

may
be), divided by the number of Ordinary Shares to

be issued upon
such

conversion

or

exchange

or

exercise

at

the

initial
conversion, exchange or subscription price or rate;
(3)
if

the

consideration

or

price

determined

pursuant

to
subclause

(1)

or

(2)

above

(or

any

component

thereof)

is
expressed in a

currency other than

the Relevant Currency, it shall
be converted

into the

Relevant Currency

at the

Prevailing Rate
on

the

relevant

Effective

Date

(in

the

case

of

subclause

(1)
above) or

the relevant date

of first public

announcement (in the
case of subclause (2) above);
(4)
in determining the

consideration or price

pursuant to the

above,
no

deduction

shall

be

made

for

any

commissions

or

fees
(howsoever described) or

any expenses paid or

incurred for any
underwriting, placing or management of the issue of

the relevant
Ordinary

Shares or

Securities or

options, warrants

or rights,

or
otherwise in connection therewith; and
(5) the consideration or price shall be determined as provided above on

the

basis of

the

consideration

or

price

received,

receivable,
paid

or

payable,

regardless

of

whether

all

or

part

thereof

is
received, receivable, paid or payable by or to UBS Group AG or another entity.

10280098139-v7 91 70-41069801
(E)
If UBS Group

AG determines, in

its sole discretion,

that, notwithstanding
subclauses

(A)

to

(D)

of

this

Condition

9(d)(i),

a

reduction

to

the
Conversion

Price

should be

made

as a

result

of one

or more

events or
circumstances not referred to in this Condition 9(d)(i) that would require an

adjustment

to

the

Conversion

Price

in

order

to

comply

with

Swiss
mandatory

law

on

the

protection

of

holders

of

instruments

that

may
convert into shares issued out of

capital range (
Kapitalband ), conditional
capital ( bedingtes Kapital
) or Conversion

Capital, the Conversion

Price
will be reduced

(either generally or

for a specified

period) in such

manner
and with

effect

from such

date as

UBS Group

AG shall

determine

and
the

Issuer

shall

notify

to

the

Holders

in

accordance

with Condition

15
( Notices ).
(ii)
Notwithstanding Condition 9(d)(i):
(A) where
(1)
the events or

circumstances giving rise

to any adjustment

to the
Conversion Price have resulted or will result in an adjustment to the Conversion Price; or
(2)
more

than

one

event

that

gives

rise

to

an

adjustment

to

the
Conversion Price occurs within such a short period of time,
that, in the opinion of UBS Group AG, a modification to the operation of the adjustment

provisions set

forth in

this Condition

9(d) is

required

to
give the intended result, such modification

will be made to the operation
of the

adjustment provisions

set forth

in this

Condition

9(d) as

may

be
determined by an Independent Adviser to be in its opinion appropriate to give the intended result, including to ensure that (x)

an adjustment to the
Conversion

Price or

the economic

effect thereof

shall not

be taken

into
account

more

than

once,

(y)

the

economic

effect

of

an

Extraordinary
Distribution is not taken into account more than once, and (z) to reflect a redenomination

of the

issued Ordinary

Shares for

the time

being into

a
new currency;
(B)
any

adjustment

to

the

Conversion

Price

will

be

subject

to

such
Conversion

Price

(translated,

if

necessary,

into

the

currency

in

which
the

par

value

of

an

Ordinary

Share

is

denominated

at

the

time

such
adjustment

becomes

effective

at

the

then-prevailing

exchange

rate

as
determined

by

the

Issuer)

not

being

less

than

the

par

value

of

an
Ordinary Share at such time;
(C)
UBS

Group

AG

shall

not

take

any

action,

and

shall

procure

that

no
action

is

taken,

that

would

otherwise

result

in

an

adjustment

to

the
Conversion

Price

(translated,

if

necessary,

into

the

currency

in

which
the par

value

of an

Ordinary Share

is denominated

at the

time of

such
action at the then- prevailing

exchange rate as determined by

the Issuer)
to below the par value of an Ordinary Share then in effect;
(D)
if

any

doubt

arises

as

to

whether

an

adjustment

is

to

be

made

to

the
Conversion Price

or as

to the

appropriate adjustment

to the

Conversion
Price,

the

Issuer

may

in

its

sole

discretion

appoint

an

Independent
Adviser

and,

following

consultation

between

the

Issuer

and

such
Independent Adviser,

a written

opinion of

such Independent

Adviser in
respect

thereof

will

(in

the

absence

of

wilful

default,

bad

faith

and
manifest error) be conclusive and binding on the Issuer and the Holders;
(E)
no

adjustment

will

be

made

to

the

Conversion

Price

where

Ordinary
Shares

or

other

securities

(including

rights,

warrants

and

options)

are
issued, offered, exercised, allotted, purchased,

appropriated, modified or

10280098139-v7 92 70-41069801
granted

to,

or

for

the

benefit

of,

employees

or

former

employees
(including directors

holding or

formerly holding

executive office

or the
personal

service

company

of

any

such

person)

or

their

spouses

or
relatives,

in each

case, of

UBS Group

AG or

any of

its subsidiaries

or
any

associated

company

or

to

a

trustee

or

trustees

to

be

held

for

the
benefit

of

any

such

person,

in

any

such

case

pursuant

to

any

share

or
option scheme; and
(F)
on any

adjustment,

if the

resultant Conversion

Price has

more

decimal
places than

the initial

Conversion Price,

it will

be rounded

to the

same
number of decimal places as the initial Conversion Price. No adjustment
will be

made

to the

Conversion

Price where

such adjustment

(rounded
down if

applicable) would

be less

than one

per cent.

of the

Conversion
Price then in effect. Any adjustment not required

to be made, and/or any
amount by

which the Conversion

Price has been

rounded down, will

be
carried forward and

taken into account

in any subsequent

adjustment, and
such subsequent adjustment will

be made on the

basis that the

adjustment
not required

to be

made had

been made

at the

relevant time

and/or that
the relevant rounding down had not been made, as the case may be.
(iii)
The

Issuer

shall

give

notice

of

any

adjustments

to

the

Conversion

Price

made
pursuant

to this

Condition

9(d) to

the Holders

in accordance

with Condition

15
( Notices ) promptly after the determination thereof.
(iv)
References

in

these

Terms

and

Conditions

to

any

issue

or

offer

or

grant

to
Shareholders "as a

class" or "by way

of rights" shall be

taken to be references

to
an

issue

or

offer

or

grant

to

all

or

substantially

all

Shareholders,

other

than
Shareholders to

whom, by reason

of the laws

of any territory

or requirements of
any recognised regulatory body

or any other stock exchange or

securities market
in any territory or in connection

with fractional entitlements, it is determined

not
to make such issue or offer or grant.
(e)
Qualifying Relevant Event
(i)
Upon

the

occurrence

of

a

Relevant

Event

that

is

a

Qualifying

Relevant

Event,
then:
(A)
upon

the

occurrence

of

a

Conversion

Event

where

the

applicable
Conversion

Date

falls

on

or

after

the

New

Conversion

Condition
Effective Date,
(1)
the Notes

shall be

converted on

such Conversion

Date into,

or
be exchanged on

such Conversion Date for,

as the case may

be,
Relevant

Shares

of

the

Approved

Entity,
mutatis

mutandis
as
provided

in accordance

with this

Condition

9, at

a Conversion
Price that shall be the New Conversion Price; and
(2)
the Issuer shall

procure the issue

and/or delivery of

the relevant
number of Relevant Shares

of the Approved

Entity in the

manner
provided in

this Condition

9 (as

may be

amended

as described
in the definition of the term New Conversion Condition); and
(B)
the

New

Conversion

Price

shall

be

subject

to

adjustment

in

the
circumstances

provided

in

this

Condition

9

for

the

adjustment

of

the
Conversion Price (if necessary with such amendments as an Independent
Adviser shall determine

to be appropriate)

and the Issuer

shall give notice
in

accordance

with

Condition

15

(
Notices
)

to

the

Holders

of

the

New
Conversion Price and of any such amendments thereafter.

10280098139-v7 93 70-41069801
(ii)
Upon the

occurrence of

a Relevant

Event, the

Issuer shall

give notice

thereof to
the Holders in

accordance with

Condition 15

(
Notices
) within 10

Business Days
following the occurrence of such Relevant Event, which notice shall:
(A)
specify the identity of the Acquiror;
(B)
specify whether

the Relevant Event

is a Qualifying

Relevant Event or

a
Non-Qualifying Relevant Event;
(C)
in the case of a Qualifying

Relevant Event, specify the

New Conversion
Price; and
(D)
if applicable, specify the New

Conversion Condition Effective Date.
(iii)
For

the

avoidance

of

doubt,

upon

the

occurrence

of

a

Relevant

Event

that

is

a
Non-Qualifying Relevant Event, the provisions

of this clause (e) shall (subject

to
the subsequent

operation of

this clause

(e) upon

the occurrence

of a

subsequent
Relevant

Event)

not

apply,

and

the

Notes

will

continue

to

be

convertible

into
Ordinary Shares

pursuant to

and in

accordance with

the other

provisions of

this
Condition

9

(
Conversion
),

if

and

when

the

Issuer

gives

a

Trigger

Event
Conversion

Notice

or

a

Viability

Event

Conversion

Notice

in

accordance

with
Condition 7 (
Trigger Event and Viability

Event
).
(iv)
For purposes of these Terms and Conditions:
" Acquiror
" means the Person

(including a Governmental Entity)

that, following
a Relevant Event, controls UBS Group AG.
"
Approved

Entity"
means

an

Acquiror

that

is

body

corporate

that

is
incorporated

or established

under the

laws of

an OECD

member state

and that,
on the occurrence of the Relevant Event, has in issue Relevant Shares.
"
Governmental

Entity
" means (x)

the Swiss Confederation,

(y) an

agency of

the
Swiss

Confederation

or

(z)

a

person

or

entity

(other

than

a

body

corporate)
controlled by the Swiss Confederation or any such agency referred to in clause (y);
provided , however
,

that,

if

UBS

Group

AG

is

at

any

time

organised

in

a
jurisdiction

outside

of

Switzerland,

references

in

this

definition

to

"the

Swiss
Confederation"

shall

be

read

as

references

to

the

government

of

such

other
jurisdiction.
The

"
New

Conversion

Condition
"

shall

be

satisfied

in

respect

of

a

Relevant
Event

if,

by

no

later

than

seven

days

following

the

occurrence

of

such

Relevant
Event, (x) UBS Group

AG has, to the

satisfaction of UBS Group

AG, entered into
arrangements

with

the

Approved

Entity

that

provide

for

delivery

of

Relevant
Shares

of

the

Approved

Entity

on

Conversion

on

terms
mutatis

mutandis
as
provided in

the provisions

of this

Condition 9,

and (y)

the Issuer

has entered

into
such

agreements

and

arrangements,

and

made

such

amendments

to

these

Terms
and

Conditions,

as

may

be

required

to

ensure

that,

with

effect

from

the

New
Conversion Condition Effective

Date, the Notes shall,

following the occurrence of
a Conversion

Event, be

convertible into,

or exchangeable

for,

Relevant Shares

of
the

Approved

Entity,
mutatis

mutandis
in

accordance

with,

and

subject

to,

this
Condition

9

(as

may

be

so

amended)

at

the

New

Conversion

Price;
provided ,
however
,

that,

any

failure

to

enter

into

the

arrangements

and

agreements

and/or
make

the

amendments

described

in

clauses

(x)

and

(y)

shall

not

constitute

a
default or an Event of Default under these Terms

and Conditions.
"
New

Conversion

Condition

Effective

Date
" means

the date

with effect

from
which the New Conversion Condition has been satisfied.

10280098139-v7 94 70-41069801
"
New Conversion

Price
" means,

in respect

of any

Conversion Date

falling on

or
after the New Conversion Condition

Effective Date, the amount determined

by the
Issuer in accordance with the following formula:
where:
NCP

is the New Conversion Price.
ECP

is the Conversion Price

in effect on

the last dealing day

prior
to the New Conversion Condition Effective Date.
VWAPRS

is the average

of the Volume

Weighted

Average

Price of the
Relevant

Shares

of

the

Approved

Entity

(translated,

if
necessary,

into

SGD

at

the

Prevailing

Rate

on

the

relevant
dealing

day) on

each of

the five

dealing days

ending

on the
last

dealing

day

prior

to

the

date

on

which

the

Relevant
Event

occurred

(and

where

references

in

the

definition

of
"Volume

Weighted

Average

Price"

to

"Ordinary

Shares"
shall

be

construed

as

a

reference

to

the

Relevant

Shares

of
the

Approved

Entity

and

in

the

definition

of

"dealing

day",
references

to the

"Relevant

Stock Exchange"

shall be

to the
primary

Recognised Stock

Exchange on

which the

Relevant
Shares

of

the

Approved

Entity

are

then

listed,

admitted

to
trading or accepted for dealing).
VWAPOS

is the average

of the Volume

Weighted

Average

Price of the
Ordinary

Shares

(translated,

if

necessary,

into

SGD

at

the
Prevailing

Rate

on

the

relevant

dealing

day)

on

each

of

the
five dealing

days ending

on the

last dealing

day prior

to the
date on which the Relevant Event occurred.
"
Non-Qualifying

Relevant

Event
"

means

a

Relevant

Event

that

is

not

a
Qualifying Relevant Event.
" Qualifying Relevant Event
" means a Relevant

Event where:
(A)
the Acquiror is an Approved Entity; and
(B)
the New Conversion Condition is satisfied.
A

"
Relevant

Event
"

will

have

occurred

if,

on

or

after

the

occurrence

of

a
Conversion

Capital

Availability

Event,

any

Person

or

Persons

acting

in

concert
acquires

control

of

UBS

Group

AG

(other

than

as

a

result

of

an

Exempt
Reorganisation).

For

the

purposes

of

this

definition

"Relevant

Event",

"
control "
means the acquisition

or holding

of legal or

beneficial ownership

of more

than 95
per

cent.

of

the

issued

Ordinary

Shares

of

UBS

Group

AG

(whether

obtained
directly or indirectly

and whether obtained

by ownership of

share capital, contract
or

otherwise)

and,

as

a

consequence

thereof,

the

Ordinary

Shares

are

no

longer
admitted to trading

on any Recognised

Stock Exchange, and

"
controlled " shall be
construed accordingly.
"
Relevant

Shares
"

means,

in

respect

of

an Acquiror,

ordinary

share capital

of
such Acquiror that constitutes

equity share capital or

the equivalent (or

depositary
or other receipts representing the same) that is listed and admitted to trading on a
Recognised Stock Exchange.

10280098139-v7 95 70-41069801
(f)
Procedure for settlement and delivery of Ordinary Shares on Conversion
Ordinary Shares to

be issued on Conversion

shall be delivered subject

to and as provided
below.
(g)
Fractions
Fractions of

Ordinary Shares will

not be issued

or delivered pursuant

to these Terms

and
Conditions on Conversion and no cash payment

will be made in lieu thereof. The number
of Ordinary

Shares to be

issued and delivered

to the Settlement

Share Depository

for the
benefit

of each

Holder

in respect

of a

Conversion

shall

be calculated

by the

Settlement
Agent on the basis of the aggregate principal amount of Notes held by such Holder on the
applicable Conversion Date and rounded down, if necessary,

to the nearest whole number
of Ordinary Shares.
(h)
Procedure for delivery in respect of a Conversion
(i)
UBS

Group

AG,

with

the

assistance

of

the

Settlement

Agent

where

necessary
under

Swiss law,

shall

on or

prior

to the

applicable

Conversion

Date

issue and
deliver to the Settlement

Share Depository such number

of Ordinary Shares as is
required to satisfy

in full its obligation

to deliver Ordinary Shares

to the Holders
in respect

of the

Conversion on

the applicable

Conversion Date.

Receipt by

the
Settlement

Share

Depository

of

such

Ordinary

Shares

shall

be

a

good

and
complete discharge of the

Issuer's (and, if UBS Group AG

is not the Issuer,

UBS
Group AG's) obligations in respect of the Notes
.
(ii)
Subject

to

the

making

of

a

Settlement

Shares

Offer

and

as

otherwise

provided
herein,

the

Settlement

Agent

shall

give

instructions

to

the

Settlement

Share
Depository

for

the

relevant

Ordinary

Shares

to

be

delivered

by

the

Settlement
Share

Depository

on

the

applicable

Conversion

Date

to

the

Holders,

and

the
Settlement

Share

Depository

shall

take

such

actions

as

are

customary

to

effect
such

delivery

of

such

Ordinary

Shares

to

the

Holders

on

the

applicable
Conversion Date.
(iii)
In respect

of a Conversion

as a result

of the occurrence

of a Trigger

Event only,
following receipt by the Settlement

Share Depository of the Ordinary

Shares and
the

resulting

good

and complete

discharge

of the

Issuer's obligations

in respect
of

the

Notes

as

described

in

subclause

(i)

above,

the

Issuer

may,

in

its

sole
discretion,

appoint

a

placement

agent

(the

"
Settlement

Shares

Offer

Agent
")
acting on

behalf, and

for the

accounts, of

the Holders

to conduct

an offering

of
the Ordinary

Shares to

which the

Holders are

otherwise entitled

(a "
Settlement
Shares

Offer
").

In

the

relevant

Trigger

Event

Conversion

Notice,

the

Issuer
shall

notify

the

Holders

whether

it

will

appoint

such

Settlement

Shares

Offer
Agent

to

conduct

such

a

Settlement

Shares

Offer.

If

it

does

so

appoint

a
Settlement Shares

Offer

Agent, it

will instruct

the Settlement

Share Depository
to

deliver

the

relevant

Ordinary

Shares

to

or

to

the

order

of

the

Settlement
Shares

Offer

Agent

for

this

purpose

prior

to

the

end

of

the

Offer

Settlement
Period.

Such

Settlement

Shares

Offer

shall

be

made

(x)

in

the

currency

of

the
Issuer's choosing and at

a cash price per Ordinary

Share (such price translated,

if
necessary,

into

SGD

at

the

prevailing

exchange

rate

on

the

date

of

the

Trigger
Event

Conversion

Notice as

determined

by the

Issuer)

equal to

the

Conversion
Price

in

effect

on

the

date

of

the

Trigger

Event

Conversion

Notice,

and

(y)

to
some

or,

subject

to

applicable

laws

and

regulations

and

to

such

an

offer

being
practicable

in

the

opinion

of

the

Issuer

in

the

Offer

Settlement

Period,

all
Shareholders

on

the

record

date

of

the

Trigger

Event

Conversion

Notice

then
eligible

to

participate

in

such offer.

Any such

Settlement

Shares

Offer

shall

be
completed

no

later

than

20

Business

Days

after

the

occurrence

of

the

Trigger
Event

(the

"
Offer

Settlement

Period
").

Neither

the

Issuer

nor

the

Settlement
Share Depository shall incur any

liability whatsoever to the Holders in

respect of
the appointment

of such

Settlement Shares

Offer

Agent or

its conduct,

save for
cases of gross negligence or wilful intent.

10280098139-v7 96 70-41069801
If the Settlement Shares

Offer is fully

subscribed by or before

the end of the

Offer
Settlement

Period,

the

Holders

shall,

pursuant

to

the

agreement

appointing

the
Settlement Shares

Offer

Agent, be

entitled to

receive from

the Settlement

Shares
Offer Agent on the fifth Business Day after the end of the

Offer Settlement Period,
their
pro

rata
share of

the aggregate

cash proceeds

received from

the Settlement
Shares

Offer

(such

aggregate

cash

proceeds

translated,

if

necessary,

from

the
currency in which they

are denominated into SGD

at the then-prevailing exchange
rate

as

determined

by

the

Settlement

Shares

Offer

Agent

(less

any

foreign
exchange transaction

costs)), such

amount being

rounded to

the nearest

cent (half
a

cent

being

rounded

upwards).

If

the

Settlement

Shares

Offer

is

only

partially
subscribed

by

the

end

of

the

Offer

Settlement

Period,

the

Holders

shall

(x)
pursuant

to

the

agreement

appointing

the

Settlement

Shares

Offer

Agent,

be
entitled

to

receive

from

the

Settlement

Shares

Offer

Agent

on

the

fifth

Business
Day

after

the

end

of

the

Offer

Settlement

Period,

their

pro

rata

share

of

the
aggregate

cash

proceeds

received

from

the

Settlement

Shares

Offer

(such
aggregate cash

proceeds translated,

if necessary,

from the

currency in

which they
are denominated

into SGD

at the

then-prevailing

exchange rate

as determined

by
the Settlement

Shares Offer

Agent (less

any foreign

exchange transaction

costs)),
such

amount

being

rounded

to

the

nearest

cent

(half

a

cent

being

rounded
upwards),

and

(y)

be

entitled

to

receive

their
pro

rata
share

of

the

number

of
Ordinary Shares

not subscribed

pursuant to

the Settlement

Shares Offer

(rounded
down

to

the

nearest

whole

number

of

such

Ordinary

Shares)

within

the

period
specified below

from the

Settlement Share

Depository.

If no

Ordinary Shares

are
subscribed in

the Settlement

Shares Offer,

Holders shall

be entitled

to receive

the
relevant

Ordinary

Shares

within

the

period

specified

below

from

the

Settlement
Share Depository.
In relation to any Ordinary Shares not sold pursuant to a

Settlement Shares Offer,
the Settlement Agent shall give instructions to the Settlement Shares Offer Agent for such Ordinary Shares to be delivered by the Settlement Shares Offer Agent to the

relevant

Holders

within

five

Business

Days

after

the

end

of

the

Offer
Settlement Period.
(i)
Taxes and duties
None of

the Issuer,

any other member

of the Group,

any Agent and

the Settlement Share
Depository

will

pay

any

capital,

stamp,

issue,

registration,

transfer

or

other

taxes

or
duties

arising

upon

Conversion

or

that

may

arise

or

be

paid

as

a

consequence

of

or

in
connection

with

the

issue

and

delivery

of

Ordinary

Shares

to

the

Settlement

Share
Depository

or to

any Holder.

A Holder

must pay

any

capital, stamp,

issue, registration,
transfer or other

taxes or duties arising

upon Conversion or

that may arise or

be paid as a
consequence of or in connection

with the issue and delivery of the

Ordinary Shares to the
Settlement Share Depository or to such Holder and

such Holder must pay all, if any,

such
taxes and duties arising

by reference to

any disposal or deemed

disposal of such

Holder's
Notes or interest

therein. Any capital,

stamp, issue, registration,

transfer or other

taxes or
duties arising on

delivery or transfer

of Ordinary Shares

to a purchaser

in any Settlement
Shares Offer shall be payable by the relevant purchaser of

those Ordinary Shares.
(j)
Delivery of Ordinary Shares
UBS

Group

AG,

with

the

assistance

of

the

Settlement

Agent

where

necessary

under
Swiss law,

will issue and

deliver the Ordinary

Shares required to

be issued and delivered
on Conversion to the Settlement

Share Depository on behalf of

the Holder of the relevant
Note(s).

Receipt

by the

Settlement Share

Depository

of such

Ordinary

Shares will

be

a
good

and

complete

discharge

of

the

Issuer's

obligations

in

respect

of

the

Notes

as
described in subclause (h)(i) of this Condition 9.
Such

Ordinary

Shares

will

be

delivered

to

Holders

in

uncertificated

form

through

SIX
SIS or any other appropriate settlement

organisations. Where such Ordinary

Shares are to
be delivered

through SIX SIS

or any

other appropriate intermediary

(
Verwahrungsstelle )
in Switzerland, the Settlement Agent shall request that the Settlement Share

Depository

10280098139-v7 97 70-41069801
deliver such

Ordinary Shares

to the

account(s) in

which the

relevant Note(s)

is/are held,
on the

applicable Conversion

Date or

such other

date as

is specified

for the

delivery.

At
the time of such delivery of

the Ordinary Shares, the then-valid share

registration rules of
UBS

Group

AG

will

apply,

and

UBS

Group

AG

does

not

offer

any

assurance

or
guarantee

that

any

Holder

will

be

accepted

as

a

Shareholder

with

voting

rights

in

the
share register of UBS Group AG.
(k)
Ordinary Shares
The

Ordinary

Shares

issued

and

delivered

on

Conversion

will

be

fully

paid

and

non-
assessable and

will in all

respects rank
pari passu
with the fully

paid Ordinary

Shares in
issue on the

relevant Share Creation

Date, except in

any such case for

any right excluded
by mandatory provisions of applicable

law, and

except that the Ordinary Shares so issued
and

delivered

will not

rank

for

(or,

as the

case

may

be,

the relevant

Holder

will not

be
entitled to receive)

any rights, distributions

or payments the record

date or other due

date
for

the establishment

of entitlement

for

which

falls

prior

to the

relevant

Share Creation
Date.
(l)
Purchase or redemption of Ordinary Shares
UBS Group AG or any

of its subsidiaries may exercise such

rights as it may from

time to
time enjoy to purchase

or redeem or buy back

any shares or securities of

UBS Group AG
(including Ordinary Shares) or any depositary or other receipts or certificates representing the same without the consent of Holders.
(m)
Determinations to be made by an Independent Adviser
In the

case of

any determination

that is

required to

be made

by an

Independent Adviser
for purposes of this Condition

9, the Issuer shall use

reasonable endeavours to

appoint an
Independent

Adviser

to

make

such

determination;
provided , however
,

that,
notwithstanding

the

other

provisions

of

these

Terms

and

Conditions,

if

the

Issuer

is
unable to so appoint

an Independent Adviser

or the Independent Adviser

so appointed by
the

Issuer

fails

to

make

such

determination,

the

Issuer,

acting

in

good

faith

and

a
commercially reasonable manner,

will make such determination.
Any

determination

that

is

made

by

an

Independent

Adviser

for

purposes

of

this
Condition

9

will

be

made

in

the

sole

discretion

of

such

Independent

Adviser

acting

in
good faith and in a commercially reasonable manner.
(n)
Notifications, etc. to be final
All

notifications,

opinions,

determinations,

certificates,

calculations,

quotations

and
decisions

given,

expressed,

made

or

obtained

by

an

Independent

Adviser

or

the
Settlement Agent

for purposes

of this

Condition 9

will (in

the absence

of wilful

default,
bad faith and manifest error)

be binding on the Issuer,

the Agents and the Holders and

(in
the absence

of wilful

default and

bad faith)

no liability

to the

Issuer or

the Holders

will
attach

to

the

Independent

Adviser

or

the

Settlement

Agent

in

connection

with

the
exercise

or

non-

exercise

by

the

Independent

Adviser

or

the

Settlement

Agent

of

its
powers, duties and discretions under this Condition 9.
10.
PAYMENTS;

AGENTS
(a)
All payments

required to

be made

under the

Notes will

be made

available in

good time
in

freely

disposable

funds

in

SGD,

which

will

be

placed

at

the

free

disposal

of

the
Principal

Paying

Agent

on

behalf

of

the

Holders.

If

the

Scheduled

Due

Date

for

any
payment (whether in

respect of principal,

interest or otherwise) in

respect of the

Notes is
not

a

Payment

Business

Day,

then

the

Holders

will

not

be

entitled

to

payment

thereof
until the first Payment Business

Day following the Scheduled

Due Date, and the Holders
will

not

be

entitled

to

any

additional

sum

in

relation

to

such

payment.

All

payments
required

to

be

made

under

the

Notes

(including,

for

the

avoidance

of

doubt,

any
Additional

Amounts)

shall

be

made

to

the

Holders

in

SGD

without

collection

costs,
without

any

restrictions

and

whatever

the

circumstances

may

be,

irrespective

of
nationality, domicile or

residence of

10280098139-v7 98 70-41069801
the

relevant

Holder

and

without

certification,

affidavit

or

the

fulfilment

of

any

other
formality.
(b)
The receipt

by the

Principal Paying

Agent of

the due

and punctual

payment of

funds in
SGD

will

release

the

Issuer

from

its

obligations

under

the

Notes

to

the

extent

of

such
payment.
(c)
Subject

to clause

(d) of

this Condition

10, the

Issuer reserves

the right

to terminate

the
appointment

of

any

Agent,

as

well

as

to

appoint

or,

after

any

such

appointment,

to
terminate the

appointment of, one

or more other

paying agents to

carry out any

payment
or other

similar functions

in respect

of the

Notes (each,

a "
Paying

Agent
", which

term
includes

the

Principal

Paying

Agent),
provided
that

(i)

so

long

as

any

Note

is
outstanding, there

will at all

times be a

Principal Paying Agent,

a Calculation Agent

and
a Settlement

Agent,

(ii) for

so long

as the

Notes are

listed on

the SIX

Swiss Exchange
and

if

then

required

by

the

regulations

of

the

SIX

Swiss

Exchange,

the

Issuer

shall
maintain a Paying

Agent in Switzerland, which

agent shall have an

office in Switzerland
and

be

a

bank

or

securities

dealer

subject

to

supervision

by

FINMA,

to

perform

the
functions

of a

Swiss paying

agent, and

(iii) any

successor Calculation

Agent

must be

a
leading

bank

or

financial

institution

that

is

experienced

in

the

calculations

and
determinations to be made by the Calculation Agent.
(d)
Any appointment

or termination

of appointment

of a

Paying Agent

may only

take effect
not more

than 45

and not

less than

30 days'

after the

Issuer has

notified the

Holders of
such

appointment

or

termination

in

accordance

with

Condition

15

(
Notices ); provided ,
however
,

that,

in

the

case

of

insolvency

of

any

Paying

Agent,

any

termination

of

such
Paying Agent and appointment of any other Paying Agent will take immediate effect.
(e)
Subject

to

clause

(c)

of

this

Condition

10,

the

Issuer

may

appoint,

or

terminate

the
appointment of, any

Settlement Agent or

Calculation Agent at

any time. The

Issuer shall
promptly notify

the Holders

of any

such appointment

or termination

in accordance

with
Condition 15 ( Notices ).
(f)
If at any time the Calculation Agent fails to (i) determine

the Reference Rate or the Reset
Interest Rate or duly

calculate the Reset Interest

Amount for any Reset Interest

Period or
the

interest

amount

payable

on

the

relevant

Redemption

Date

(if

the

Notes

are

to

be
redeemed pursuant

to Condition

6 (
Redemption and

Purchase
)) or

(ii) comply

with any
other requirement in

relation to the Notes,

then the Issuer will

terminate the appointment
of

the

Calculation

Agent

in

accordance

with

the

Agency

Agreement

and

appoint

a
successor Calculation Agent.
11.
TAXATION
(a)
All payments to

be made by or

on behalf of the

Issuer in respect of

the Notes (including,
for

the

avoidance

of

doubt,

payments

by

a

Paying

Agent)

shall

be

made

without
withholding

or

deduction

for,

or

on

account

of,

any

present

or

future

taxes,

duties,
assessments

or

other

government

charges

of

any

nature

("
Taxes
")

imposed,

levied,
collected,

withheld

or assessed

by or

on behalf

of any

Tax

Jurisdiction

or any

political
subdivision

thereof

or

any

authority

of

or

in

a

Tax

Jurisdiction

or

any

political
subdivision thereof

having the

power to

impose, levy,

collect, withhold

or assess

Taxes,
unless withholding, deduction or accounting for such Taxes

is required by law.
(b)
In the

event that

any payment

to be

made by

or on

behalf of

the Issuer

in respect

of the
Notes (including,

for the

avoidance of

doubt, payments

by a

Paying Agent)

is subject

to
any withholding or deduction for,

or on account of, any Taxes

by requirement of law in a
Tax

Jurisdiction

(as

determined

by

the

relevant

tax

authority

of

or

in

such

Tax
Jurisdiction),

the

Issuer

shall

pay

such

additional

amounts

as will

result

in

the

Holders
receiving

the amounts

that they

would have

received in

respect of

the Notes

if no

such
withholding or deduction had been required (" Additional Amounts ").

10280098139-v7 99 70-41069801
(c)
No

Additional

Amounts

will

be

payable

pursuant

to

clause

(b)

of

this

Condition

11

in
relation to any Note:
(i)
if the relevant

Holder is liable

for such Taxes

on such Note

as a result

of having
some connection with the relevant Tax Jurisdiction other than its mere ownership or possession of such Note or

the receipt of principal or

interest in respect thereof;
or
(ii)
with respect to any Tax

collected pursuant to the provisions of,

or any laws or an
agreement with

any Tax

Jurisdiction relating

to, Sections

1471 through

1474 of
the

US

Internal

Revenue

Code,

as

amended

(commonly

referred

to

as
"FATCA");

or
(iii)
where

such

withholding

or

deduction

is

required

to

be

made

pursuant

to

laws
enacted

by

Switzerland

providing

for

the

taxation

of

payments

according

to
principles similar

to those laid

down in the

draft legislation of

the Swiss Federal
Council

of

3

April

2020,

or

otherwise

changing

the

Swiss

federal

withholding
tax system from an

issuer-based system to a

paying agent-based system pursuant
to which a Person other than the issuer is required to withhold tax on any interest
payments; or
(iv)
to

the

extent

any

combination

of

subclauses

(i)

through

(iii)

of

this

clause

(c)
applies.
(d)
Any reference in these Terms

and Conditions to amounts payable

by the Issuer in respect
of the

Notes includes

(i) any

Additional

Amount payable

pursuant

to this

Condition 11
and (ii) any

sum payable

pursuant to an

obligation taken

in addition to

or in substitution
for the obligation in this Condition 11.
12.
STATUTE

OF LIMITATIONS
In accordance with Swiss law,

(a) claims for interest payments under the Notes will become time-
barred

after

the

five-year

period

and

(b)

claims

for

the

repayment

or

redemption

of

Notes

will
become time-barred after the 10-year period, in each case, commencing on the date on which such payments, repayment or redemption become due and payable.
13.
EVENTS OF DEFAULT
(a)
If

any

of

the

following

events

occurs,

such

occurrence

will

constitute

an

"
Event

of
Default ":
(i)
the

Issuer

fails

to

pay

the

principal

amount

of

any

Note

if

and

when

the

same
becomes

due

and

payable

under

these

Terms

and

Conditions,

and

such

failure
continues unremedied for a period of 30 days; or
(ii)
the Issuer

fails to

pay

any interest

on the

Notes if

and when

the same

becomes
due

and

payable under

these Terms

and

Conditions,

and

such failure

continues
unremedied for a period of 30 days; or
(iii) the Issuer fails to observe or perform any other covenant, condition, or agreement contained in these Terms

and Conditions, and such failure

continues unremedied
for a period of 60 days after

written notice thereof from any Holder

to the Issuer;
or
(iv)
a Bankruptcy Event;
provided , however
,

that,

notwithstanding

subclauses

(i)

to

(iv)

above,

neither

(A)

the
opening

of

Restructuring

Proceedings

with

respect

to

the

Issuer nor

(B) the

exercise

of
any

Swiss

Resolution

Power

with

respect

to

the

Issuer

during

any

such

Restructuring
Proceedings nor (C) the ordering of

any Protective Measures with respect

to the Issuer that
are

ordered

or

confirmed

upon

the

opening

of

or

during

any

such

Restructuring
Proceedings will constitute a default or an Event of Default.

10280098139-v7 100 70-41069801
(b)
Upon the

occurrence of

an Event

of Default

relating to

any failure

of the

Issuer to

meet
any

payment

obligation

under

these

Terms

and

Conditions

and

subject

to

Condition

8
(
Contingent

Write-down
)

and

Condition

9

(
Conversion
),

(i)

such

payment

obligation
(and

such

payment

obligation

only)

will

be

immediately

deemed

a

due

and

payable
( fällige
) payment obligation of the

Issuer, and (ii)

if (A) the relevant Holder has

formally
requested

payment

of

such

payment

obligation,

(B)

such

payment

obligation

has

not
been fulfilled

within the

statutory period

under Swiss

law commencing

after the

date of
such

formal

request

and

(C)

a

writ

of

payment

(
Zahlungsbefehl
)

has

been

issued

with
respect

to

such

payment

obligation

pursuant

to

the

DEBA,

the

relevant

Holder

may
institute proceedings

against the

Issuer in

Switzerland (but

not elsewhere)

to enforce

its
rights with respect to such payment obligation under the DEBA
.
(c)
If

a

debt

collection

or

insolvency

proceeding

with

respect

to

the

Issuer

is

instituted

in
Switzerland in accordance with

clause (b) of this

Condition 13, the Issuer shall

not (i) after
having

received

the

writ

of

payment

(
Zahlungsbefehl
)

relating

to

the

relevant

payment
obligation,

argue

or

plead

that

such

payment

obligation

is

not

due

and

payable

by

the
Issuer,

or (ii)

prior to

the declaration

of bankruptcy

(or

similar proceeding

under Swiss
insolvency laws),

make any

payment to

the relevant

Holder under

or in

connection with
the Notes.
(d)
In the

case of

any Event

of Default

arising under

subclause (a)(iii)

of this

Condition 13
and subject

to Condition

8 (
Contingent Write

-down
) and

Condition 9

(
Conversion ), any
Holder may seek

specific performance or

damages with respect

to such Event

of Default
pursuant to the

Swiss Code if

so entitled thereunder. Any

such damage claim

of any Holder
will rank junior to the rights and claims of all holders of Senior Obligations.
(e)
In the

case of

any Event

of Default

arising under

subclause (a)(iv)

of this

Condition 13
and subject

to Condition

8 (
Contingent Write

-down
) and

Condition 9

(
Conversion ), any
Holder

may,

by

written

notice

to

the

Issuer,

declare

the

principal

amount

of

any

of

its
Notes,

together

with

any

accrued

and

unpaid

interest

thereon,

immediately

due

and
payable, without presentment, demand, protest or other notice of any kind.
(f)
No

remedy

against

the

Issuer

other

than

those

described

in

this

Condition

13

will

be
available to the Holders in connection with the Issuer's obligations under these Terms and
Conditions, whether for the recovery

of amounts owing under

these Terms and Conditions
or in respect of any breach by the Issuer

of any of its other obligations under these Terms
and Conditions or otherwise. In particular, no Holder may declare (i) the principal amount
of any

Notes due

and payable

prior to

any Redemption

Date, or

(ii) any

interest on

any
Notes due and

payable prior to

the relevant Interest

Payment Date, except,

in the case

of
each of subclauses (i) and

(ii) of this

clause (f), pursuant to

clause (e) of this

Condition 13.
14.
MEETINGS OF HOLDERS; SUBSTITUTION AND AMENDMENT
(a)
Except as otherwise specified in this Condition 14, the provisions of bondholder meetings contained

in

article

1157

et

seqq.

of

the

Swiss

Code

apply

in

relation

to

meetings

of
Holders.
(b)
If a Tax Event or a Regulatory Event has occurred, the Issuer may,

without the consent of
the Holders, either

substitute all, but

not some only, of

the Notes for, or

amend these Terms
and Conditions so that they remain or become, Compliant Securities, provided that:
(i)
neither a Tax

Event nor a Regulatory Event

arises as a result of

such substitution
or amendment;
(ii)
FINMA has

approved

such substitution

or amendment

(if such

approval is

then
required under applicable Swiss laws and regulations);
(iii)
the Issuer has given the Holders not

less than 30 days' notice of

such substitution
or

amendment

in

accordance

with

Condition

15

(
Notices
),

which

notice

will,
subject to subclause (v) of this clause (b), be irrevocable, and state the date on

10280098139-v7 101 70-41069801
which

such

substitution

or

amendment

will

be

effective

(the

"
Substitution

or
Amendment Effective Date ");
(iv) prior to the publication of any notice pursuant to subclause (iii) of this clause (b), the Issuer

shall deliver

to the

Principal Paying

Agent (A)

a certificate

signed by
the Authorised

Signatories stating

that the

relevant requirement

or circumstance
giving

rise

to

the

right

to

substitute

or

amend

the

terms

of

the

Notes,

as
applicable,

pursuant

to

this

clause

(b)

is

satisfied

and

the

reasons

therefor

and
such

certificate

will

be

conclusive

and

binding

on

the

Holders,

and

(B)

an
opinion

of

independent

legal

advisers

of

recognised

standing

to

the

effect

that
circumstances entitling

the Issuer

to exercise

its right

to substitute

or amend

the
terms of the Notes, as applicable, pursuant to this clause (b) have arisen; and
(v)
no Trigger Event or Viability Event has occurred prior

to the relevant Substitution
or Amendment Effective Date.
In

connection

with any

substitution

or amendment

in accordance

with this

clause (b),

the
Issuer

shall

comply

with

the rules

of

any

stock

exchange

on

which

the

Notes

are

for

the
time being listed or admitted to trading.
(c)
In addition to its

rights under clause (b)

of this Condition 14,

the Issuer may,

without the
consent

of

the

Holders,

make

any

amendment

to

these

Terms

and

Conditions

that

it
considers

to

be

(i)

necessary

or

desirable

to

give

effect

to

(A)

any

Alternative
Benchmark

Rate

determined

in

accordance

with

clause

(c)

of

Condition

5

(
Interest )
(including

any

Adjustment

Spread

determined

in

accordance

with

subclause

(v)(A)(2)
thereof

and

any

alternative

method

for

determining

the

Reference

Rate

if

such
Alternative

Benchmark

Rate

is

unavailable

on

the

relevant

Reset

Determination

Date
determined

in accordance

with subclause

(v)(A)(3)

thereof), and

any related

changes to
the definitions

of the

terms "Business

Day",

"Day Count

Fraction",

"Payment

Business
Day" and/or

"Reset Determination

Date" determined

to be necessary

in accordance

with
subclause

(v)(D)

thereof,

or

(B)

the

provisions

of

clause

(a)

of

Condition

16

(
Issuer
Substitution
)

(including,

without

limitation,

(x)

if

the

Substitute

Issuer

is

organised
and/or resident for tax purposes in a jurisdiction other than Switzerland,

any amendments
to

any

references

to

the

jurisdiction

of

"Switzerland"

contained

herein,

including,
without

limitation,

amendments

to

the

definition

of

the

term

"Bankruptcy

Event",

the
definition of the

term "Business Day", the

governing law of the

subordination provisions
set forth

in

Condition 4

(
Status and

Subordination
) and

the provisions

of Condition

13
( Events of Default ), and
(y) any amendments

to reflect UBS Group

AG's guarantee described

in subclause (a)(iii)
of Condition

16 (
Issuer Substitution
)), or

(C) the

provisions

of subclause

(e)(iii)

and/or
subclause

(e)(i)(B)

of

Condition

9

(
Conversion
),

or

(ii)

formal,

minor

or

technical

in
nature, or

(iii) necessary

to correct

a manifest

error,

or (iv)

not materially

prejudicial to
the interests of the Holders
.
(d)
The Issuer shall notify the Holders of any amendments made pursuant to clause (c) of this
Condition 14 in accordance with Condition 15 ( Notices ), which notice shall state the date on which such amendment will be effective.
(e)
Any

amendment

made

pursuant

to

this Condition

14

will be

binding

on the

Holders

in
accordance with its terms.
15.
NOTICES
(a)
So long

as the

Notes are

listed on

the SIX

Swiss Exchange,

notices to

Holders shall

be
given by

the Issuer

(i) by means

of electronic

publication on

the internet

website of

SIX
Exchange Regulation Ltd ( https://www.ser-ag.com
), where notices are

as at the

Issue Date
published

under

the

address
https://www.ser-ag.com/en/resources/notifications

-market-
participants/official-notices.html#/ , or (ii) otherwise in accordance with the regulations of the SIX Swiss Exchange. Any notice will be validly given on the date of such publication or, if published more than once, on the date of the first such publication.

10280098139-v7 102 70-41069801
(b)
If

the

Notes

are

for

any

reason

no

longer

listed

on

the

SIX

Swiss

Exchange,

notices

to
Holders will be

given by the

Issuer to the Intermediary

for forwarding to

the Holders. Any
such notice will be validly given on the date of delivery to the Intermediary.
16.
ISSUER SUBSTITUTION
(a)
The

Issuer

(for purposes

of

this Condition

16,

the "
Current

Issuer
")

may,

without

the
consent

of

the

Holders,

substitute

any

entity

(whether

or

not

such

entity

is

organised
under the laws

of Switzerland)

(such substitute

entity,

the "
Substitute Issuer ") for itself
as

principal

debtor

under

the

Notes

upon

giving

no

more

than

30

and

no

less

than

10
days' notice to the Holders in accordance with Condition 15 ( Notices ), provided that:
(i)
the Substitute

Issuer is

UBS Group

AG or

at least

95 per

cent. of

the Substitute
Issuer's capital

and voting

rights are

held, directly

or indirectly,

by UBS

Group
AG;
(ii)
the

Current

Issuer

is not

in default

in

respect of

any

amount

payable

under

the
Notes at the time of such substitution;
(iii)
if the

Substitute Issuer

is not

UBS Group

AG, UBS

Group AG

has irrevocably
and

unconditionally

guaranteed

to

the

Holders,

pursuant

to

article

111

of

the
Swiss

Code

and

on

a

subordinated

basis

corresponding
mutatis

mutandis
to
Condition

4

(
Status

and

Subordination
),

(A)

the

due

and

punctual

payment

of
principal

and

interest

and

all

other

amounts

due

and

payable

by

the

Substitute
Issuer

under,

or in

respect

of, the

Notes

upon receipt

of the

written

request

for
payment

of the

relevant amount,

and (B)

upon the

occurrence of

a Conversion,
the

due

delivery

of

the

Ordinary

Shares

required

to

be

delivered

pursuant

to
Condition 9 ( Conversion
), and on the terms whereby

subclause (iii) of Condition
5(i)

(
Cancellation

of

interest;

prohibited

interest
),

subclause

(d)(ii)(C)

of
Condition

9

(
Conversion
),

Condition

11

(
Taxation
),

Condition

13

(
Events

of
Default
) and Condition

21 (
No Set-off by

Holders
) apply to

UBS Group AG

and
to

its

obligations

under

such

guarantee

either

by

making

the

necessary
consequential

amendments

to

such

Conditions

or

including

such

Conditions
applicable to UBS Group

AG and to its obligations

under such guarantee in such
guarantee itself, as applicable;
(iv)
the Current Issuer and the Substitute Issuer (A) have entered into such documents
(the

"
Substitution

Documents
")

as

are

necessary

to

give

effect

to

such
substitution

and

pursuant

to

which

the

Substitute

Issuer

has

(x)

undertaken

in
favour of each Holder to be

bound by these Terms and Conditions as the principal
debtor

(on

a

subordinated

basis

corresponding

to

Condition

4

(
Status

and
Subordination
)) under

the Notes

in place

of the

Current Issuer

and (y)

assumed
the

obligations

of

the

Current Issuer

under

the Agency

Agreement,

and
(B)

procure

that all

action,

conditions

and

things required

to

be taken,

fulfilled
and done (including, without limitation, the obtaining

of any necessary consents)
to

ensure

that

the

Substitution

Documents

represent

valid,

legally

binding

and
enforceable

obligations

of

the

Substitute

Issuer

have

been

taken,

fulfilled

and
done and are in full force and effect;
(v)
if

the

Substitute

Issuer

is

resident

for

tax

purposes

in

a

jurisdiction

(the

"
New
Residence
") other than that in which the

Current Issuer prior to such substitution
was

resident

for

tax

purposes

(the

"
Former

Residence
"),

the

Substitution
Documents

contain

an

undertaking

by

the

Substitute

Issuer

and/or

such

other
provisions as

may be

necessary to

ensure that

each Holder

has the

benefit of

an
undertaking in terms

corresponding to the

provisions of Condition

11 (
Taxation )
in relation to the payment of

all amounts due and payable

under, or in

respect of,
the Notes and in

relation to the guarantee

referred to in subclause

(iii) above, with,
in the

case of

the Notes

but not

such guarantee,

the substitution

of references

to
the Former Residence with

references to the New

Residence, and an undertaking
by the Substitute Issuer to indemnify each Holder against any Tax that is imposed on it by (or by any authority in or of) the New Residence and, if different,

the

10280098139-v7 103 70-41069801
jurisdiction

of the

Substitute

Issuer's organisation

with

respect

to any

Note and
that would not have been

so imposed had the substitution not

been made, as well
as against any Tax,

and any cost or expense, relating to such substitution;
(vi)
if

the

Substitute

Issuer

is

not

UBS

Group

AG,

FINMA

has

approved

such
substitution

(if

such

approval

is then

required

under

applicable Swiss

laws

and
regulations),

and

the

Current

Issuer

and

the

Substitute

Issuer

have

obtained

all
other

necessary

governmental

and

other

approvals

and

consents

for

such
substitution

and

for

the

performance

by

the

Substitute

Issuer

of

its

obligations
under the Substitution Documents;
(vii)
if

the

Substitute

Issuer

is

not

organised

under

the

laws

of

Switzerland,

the
Substitute

Issuer

has

appointed

a

process

agent

as

its

agent

in

Switzerland

to
receive

service

of

process

on

its

behalf

in

relation

to

any

legal

proceedings
arising out of or in connection with the Notes;
(viii)
such substitution does not give rise to a

Tax Event or a Regulatory Event; and
(ix)
the

Substitute

Issuer

has

appointed

a

Paying

Agent

in

Switzerland

that

is

a
participant in the Intermediary
.
(b)
Upon any substitution pursuant to clause (a) of this Condition 16, (i)

the Substitute Issuer
will succeed

to, and

be substituted

for,

and may

exercise

every right

and power

of, the
Current Issuer

under the

Notes with

the same

effect as

if the

Substitute Issuer

had been
named

as

Issuer

in

these

Terms

and

Conditions,

and

(ii)

the

Current

Issuer

will

be
released from its obligations under the Notes.
(c)
After

giving effect to any substitution pursuant to clause (a) of this Condition 16,
(i)

references

to

the

"Issuer"

in

the

Notes

and

these

Terms

and

Conditions

will

be
references

to

the

Substitute

Issuer,

and

(ii)

references

to

the

"Tax

Jurisdiction"

in

the
Notes

and

these

Terms

and

Conditions

will

be

read

and

construed

as

including

the
jurisdiction of

establishment of

the Substitute

Issuer and,

if different,

the jurisdiction

in
which the Substitute Issuer

is resident for tax purposes

instead of or in addition

to (as the
case

may

be)

references

to

the

jurisdiction

of

establishment

of

the

Issuer

and
Switzerland
.
17.
RESERVED
18.
FURTHER ISSUES
The

Issuer

may

from

time

to

time

without

the

consent

of

the

Holders

issue

further

notes

and,
provided
that such notes have the

same terms and conditions

as the Notes in all

respects (or in all
respects except

for

the issue

date and/or

first date

on which

interest is

paid),

such further

notes
will be consolidated

and form a

single series with

the Notes. If

the Issuer issues

any such further
notes pursuant

to this Condition

18, references in

these Terms

and Conditions to

"Notes" include
such further notes, unless the context otherwise requires.
19.
CURRENCY INDEMNITY
Any amount received or

recovered by any Holder

in a currency other

than SGD (whether

as a result
of, or of

the enforcement of,

a judgment or order

of a court of

any jurisdiction, in

the insolvency,
winding-up

or

dissolution

of

the

Issuer

or

otherwise)

under

the

Notes

will

only

constitute

a
discharge

of the

Issuer to

the extent

of the

amount in

SGD that

such Holder

is able

to purchase
with

the

amount

so

received or

recovered

in

such other

currency

on

the date

of

such receipt

or
recovery (or,

if it is

not practicable

to purchase

SGD with such

amount on

such date,

on the first
date on which it is practicable to do so). If the amount of SGD that such Holder is able to purchase
is

less

than

the

amount

owed

by

the

Issuer

to

such

Holder

under

the

Notes,

the

Issuer

shall
indemnify

such

Holder

against

any

loss

sustained

by

it

as

a

result.

In

addition,

the

Issuer

shall
indemnify such Holder

for the costs of

making such purchase.

For purposes of

this Condition 19,
it

is

sufficient

for

the

relevant

Holder

to

demonstrate

that

it would

have

suffered

a

loss had

an
actual purchase been made.

The indemnities under this Condition

19 will (a) constitute a

separate
and independent obligation from the Issuer's

other obligations hereunder, (b) give rise to a separate
and independent cause of action, (c) apply irrespective of any indulgence granted by any Holder

10280098139-v7 104 70-41069801
and

(d) continue

in full

force and

effect

despite any

other

judgment, order,

claim or

proof for

a
liquidated amount in respect of any amount due under the Notes or any other judgment or order.
20.
RESERVED
21.
NO SET-OFF

BY HOLDERS
Subject

to

applicable

law,

each

Holder,

by

acceptance

of

any

direct

or

beneficial

interest

in

a
Note, agrees

that it

will not,

and waives

its right

to, exercise,

claim or

plead any

right of

set-off,
compensation

or retention

with respect

to any

amount owed

to it

by the

Issuer in

respect of,

or
arising in connection with, the Notes.
22.
GOVERNING LAW

AND JURISDICTION
(a)
The

Notes

and

all

non-contractual

obligations

arising

out

of

or

in

connection

with

the
Notes are governed by and construed in accordance with the laws of Switzerland.
(b)
The courts of the

Canton of Zurich (venue

being the City of

Zurich) shall have exclusive
jurisdiction to

settle any

disputes that

may arise

out of

or in

connection with

the Notes,
including any non-contractual obligation arising out of or in connection with the Notes.